PROSPECTUS & APPLICATION

FRANKLIN
CUSTODIAN
FUNDS, INC.

FEBRUARY 1, 1998  as amended AUGUST 3, 1998

INVESTMENT STRATEGY              Utilities Series
GROWTH & INCOME                  Income Series

INVESTMENT STRATEGY              Growth Series
GROWTH                           DynaTech Series

INVESTMENT STRATEGY              U.S. Government Securities Series
INCOME


Please read this prospectus before investing, and keep it for future reference. It contains important information, including how the fund invests and the services available to shareholders.

This prospectus describes Class I and Class II shares of the five series of Franklin Custodian Funds, Inc. ("Custodian Funds"). Utilities Series, Income Series, Growth Series and U.S. Government Securities Series currently offer another share class with a different sales charge and expense structure, which affects performance.

To learn more about the fund and its policies, you may request a copy of the fund's Statement of Additional Information ("SAI"), dated February 1, 1998, which we may amend from time to time. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus.

For a free copy of the SAI or a larger print version of this prospectus, or to receive a free copy of the prospectus for the fund's other share class, contact your investment representative or call 1-800/DIAL BEN.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL MUTUAL FUND SHARES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INCOME SERIES MAY INVEST UP TO 100% OF ITS NET ASSETS IN NON-INVESTMENT GRADE BONDS. THESE ARE COMMONLY KNOWN AS "JUNK BONDS." THEIR DEFAULT AND OTHER RISKS ARE GREATER THAN THOSE OF HIGHER RATED SECURITIES. YOU SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE INVESTING IN THE FUND. PLEASE SEE "WHAT ARE THE RISKS OF INVESTING IN THE FUND?"

FRANKLIN CUSTODIAN FUNDS, INC.

This prospectus is not an offering of the securities herein described in any state, jurisdiction or country in which the offering is not authorized. No sales representative, dealer, or other person is authorized to give any information or make any representations other than those contained in this prospectus. Further information may be obtained from Distributors.

TABLE OF CONTENTS

ABOUT THE FUND

Expense Summary ........................................................     2
Financial Highlights ...................................................     4
How Does the Fund Invest Its Assets? ...................................    13
What Are the Risks of Investing in the Fund? ...........................    24
Who Manages the Fund? ..................................................    29
How Taxation Affects the Fund and Its Shareholders .....................    34
How Is the Fund Organized? .............................................    37

ABOUT YOUR ACCOUNT
How Do I Buy Shares? ...................................................    38
May I Exchange Shares for Shares of Another Fund? ......................    46
How Do I Sell Shares? ..................................................    49
What Distributions Might I Receive From the Fund? ......................    52
Transaction Procedures and Special Requirements ........................    53
Services to Help You Manage Your Account ...............................    57
What If I Have Questions About My Account? .............................    60

GLOSSARY
Useful Terms and Definitions ...........................................    60

APPENDIX
Description of Ratings .................................................    63

FRANKLIN CUSTODIAN FUNDS, INC.

FEBRUARY 1, 1998
AS AMENDED AUGUST 3, 1998

When reading this prospectus, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.


777 Mariners Island Blvd.
P.O. Box 7777
San Mateo
CA 94403-7777

1-800/DIAL BEN(R)

About the Fund

Expense Summary

This table is designed to help you understand the costs of investing in the fund. It is based on the historical expenses of each class for the fiscal year ended September 30, 1997. The funds' actual expenses may vary.



                                                                     U.S.
                                                                  GOVERNMENT
                                     GROWTH   UTILITIES  INCOME   SECURITIES    DYNATECH
                                     SERIES    SERIES    SERIES     SERIES       SERIES
----------------------------------------------------------------------------------------

A.SHAREHOLDER TRANSACTION EXPENSES+

CLASS I
Maximum Sales Charge (as a
percentage of Offering Price)         5.75%     4.25%     4.25%      4.25%        5.75%
 Paid at time of purchase++           5.75%     4.25%     4.25%      4.25%        5.75%
 Paid at redemption++++               NONE      NONE      NONE       NONE         NONE
Exchange Fee (per transaction)       $5.00*    $5.00*    $5.00*     $5.00*        NONE

CLASS II
Maximum Sales Charge (as a
percentage of Offering Price)         1.99%     1.99%     1.99%      1.99%        1.99%
 Paid at time of purchase+++          1.00%     1.00%     1.00%      1.00%        1.00%
 Paid at redemption++++               0.99%     0.99%     0.99%      0.99%        0.99%
Exchange Fee (per transaction)       $5.00*    $5.00*    $5.00*     $5.00*        NONE

B.ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

CLASS I
Management Fees                       0.48%     0.46%     0.46%      0.45%        0.60%
Rule 12b-1 Fees**                     0.23%     0.13%     0.15%      0.09%        0.22%
Other Expenses                        0.18%     0.16%     0.11%      0.10%        0.22%
                                      ------------------------------------------------
Total Fund Operating Expenses         0.89%     0.75%     0.72%      0.64%        1.04%
                                      ================================================

CLASS II
Management Fees                       0.48%     0.46%     0.46%      0.45%        0.60%
Rule 12b-1 Fees**                     1.00%     0.65%     0.65%      0.65%        1.00%
Other Expenses                        0.18%     0.16%     0.11%      0.10%        0.22%
                                      ------------------------------------------------
Total Fund Operating Expenses         1.66%     1.27%     1.22%      1.20%        1.82%
                                      ================================================

C.    EXAMPLE

Assume the annual return for each class is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $1,000 that you invest in the fund.

                                                           U.S.
                                                        GOVERNMENT
                           GROWTH   UTILITIES  INCOME   SECURITIES    DYNATECH
                           SERIES    SERIES    SERIES     SERIES       SERIES
------------------------------------------------------------------------------

CLASS I

1 Year*** ..............     $ 66     $ 50      $ 50       $ 49         $ 67
3 Years ................     $ 84     $ 65      $ 65       $ 62         $ 89
5 Years ...............      $104     $ 82      $ 81       $ 77         $112
10 Years ...............     $161     $132      $128       $119         $177

CLASS II

1 Year .................     $ 37     $ 33      $ 32       $ 32         $ 38
3 Years ................     $ 62     $ 50      $ 48       $ 48         $ 67
5 Years ................     $ 99     $ 79      $ 76       $ 75         $108
10 Years ...............     $205     $162      $156       $154         $222

For the same Class II investment, you would pay projected expenses of $27 (Growth Series), $23 (Utilities Series), $22 (Income Series), $22 (U.S. Government Securities Series) and $28 (DynaTech Series) if you did not sell your shares at the end of the first year. Your projected expenses for the remaining periods would be the same.

THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of each class and are not directly charged to your account.

+If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.
++There is no front-end sales charge if you invest $1 million or more in Class I shares.
+++Although Class II has a lower front-end sales charge than Class I, its Rule 12b-1 fees are higher. Over time you may pay more for Class II shares. Please see "How Do I Buy Shares? - Choosing a Share Class."
++++A Contingent Deferred Sales Charge may apply to any Class II purchase if you sell the shares within 18 months and to Class I purchases of $1 million or more if you sell the shares within one year. A Contingent Deferred Sales Charge may also apply to purchases by certain retirement plans that qualify to buy Class I shares without a front-end sales charge. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less. The number in the table shows the charge as a percentage of Offering Price. While the percentage is different depending on whether the charge is shown based on the Net Asset Value or the Offering Price, the dollar amount you would pay is the same. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.
*$5.00 fee is only for Market Timers. We process all other exchanges without a fee.
**For Utilities, Income and U.S. Government Securities Series, these fees may not exceed 0.15% for Class I and 0.65% for Class II. For Growth and DynaTech Series, these fees may not exceed 0.25% for Class I and 1.00% for Class II. The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted under the NASD's rules.
***Assumes a Contingent Deferred Sales Charge will not apply.

FINANCIAL HIGHLIGHTS

This table summarizes each fund's financial history. The information has been audited by Coopers & Lybrand L.L.P., the funds' independent auditors. Their audit report covering each of the most recent five years appears in Custodian Funds' Annual Report to Shareholders for the fiscal year ended September 30, 1997. The Annual Report to Shareholders also includes more information about each fund's performance. For a free copy, please call Fund Information.



Growth Series

                                                                        Class I+++
                                                                   Year Ended Sept. 30,
                                        1997    1996    1995   1994    1993    1992   1991    1990    1989   1988

Per Share Operating Performance
(for a share outstanding throughout the year)
Net Asset Value,
beginning of year                     $22.82  $19.38  $14.96 $14.25  $13.70  $13.45 $10.69  $11.97  $ 9.64  $10.39
Income from investment
operations:
 Net investment income                   .36     .22     .17    .19     .23     .23    .33     .32     .23     .21
 Net realized and
unrealized gains (losses)               4.34    3.53    4.43    .90     .58     .52   2.70  (1.19)    2.33   (.57)
Total from investment
operations                              4.70    3.75    4.60   1.09     .81     .75   3.03   (.87)    2.56   (.36)

Less distributions:
 Dividends from net
investment income                      (.23)   (.16)   (.14)  (.30)   (.19)   (.35)  (.27)   (.21)   (.22)   (.20)
 Distributions from
net realized gains                     (.20)   (.15)   (.04)  (.08)   (.07)   (.15)      -   (.20)   (.01)   (.19)
Total distributions                    (.43)   (.31)   (.18)  (.38)   (.26)   (.50)  (.27)   (.41)   (.23)   (.39)
Net Asset Value, end of year          $27.09  $22.82  $19.38 $14.96  $14.25  $13.70 $13.45  $10.69  $11.97  $ 9.64

Total return*                         20.84%  19.60%  31.11%  7.63%   5.87%   5.73% 28.65% (7.55)%  27.02% (3.28)%

Ratios/Supplemental Data
Net assets, end of year
(in millions)                         $1,436  $1,020    $713   $517    $561    $533   $331    $170    $135    $107
Ratio to average net assets:
 Expenses                               .89%    .87%    .90%   .77%    .64%    .66%   .70%    .73%    .76%    .77%
 Net investment income                 1.60%   1.16%   1.08%  1.23%   1.64%   2.06%  2.58%   2.74%   1.94%   2.27%
Portfolio turnover rate                1.77%   2.03%   1.39%  6.52%   1.70%    .81%  7.98%       -   2.24%       -
Average commission
rate paid***                          $.0568  $.0543       -      -       -       -      -       -       -       -

                                                                            Class II
                                                                       Year Ended Sept. 30,
                                                                       1997   1996   1995+

Per Share Operating Performance
(for a share outstanding throughout the year)
Net Asset Value, beginning of year ...........................       $22.60   $19.33 $16.88
Income from investment operations:
 Net investment income .......................................          .20      .12    .02
 Net realized and unrealized gains   .........................         4.25     3.46   2.43
Total from investment operations .............................         4.45     3.58   2.45
Less distributions:
 Dividends from net investment income ........................        (.15)    (.16)     -
 Distributions from net realized gains .......................        (.20)    (.15)     -
Total distributions ..........................................        (.35)    (.31)     -
Net Asset Value, end of year .................................       $26.70   $22.60 $19.33

Total return* ................................................       19.91%   18.73%  14.72%

Ratios/Supplemental Data
Net assets, end of year (in millions) ........................         $117      $43      $4
Ratio to average net assets:
 Expenses ....................................................        1.66%    1.63%  1.79%**
 Net investment income .......................................         .85%     .40%   .37%**
Portfolio turnover rate ......................................        1.77%    2.03%  1.39%
Average commission rate paid*** ..............................       $.0568  $ .0543      -
DynaTech Series

                                                                        Class I+++
                                                                   Year Ended Sept. 30,
                                        1997    1996    1995   1994    1993    1992   1991    1990    1989   1988
Per Share Operating Performance
(for a share outstanding throughout the year)
Net Asset Value,
beginning of year                     $14.03  $12.78  $ 9.85 $10.29  $ 9.21   $8.68  $6.77   $7.63   $5.89   $7.08
Income from investment
operations:
 Net investment income                   .10     .06     .12    .07     .10     .12    .13     .15     .06     .04
 Net realized and
unrealized gains (losses)               4.81    1.54    2.99    .21    1.21     .52   1.95   (.35)    1.72  (1.20)
Total from investment
operations                              4.91    1.60    3.11    .28    1.31     .64   2.08   (.20)    1.78  (1.16)
 Dividends from net
investment income                      (.06)   (.12)   (.05)  (.12)   (.12)   (.11)  (.17)   (.06)   (.04)   (.03)
 Distributions from
net realized gains                     (.40)   (.23)   (.13)  (.60)   (.11)       -      -   (.60)       -       -
Total distributions                    (.46)   (.35)   (.18)  (.72)   (.23)   (.11)  (.17)   (.66)   (.04)   (.03)
Net Asset Value, end of year          $18.48  $14.03  $12.78 $ 9.85  $10.29   $9.21  $8.68   $6.77   $7.63   $5.89

Total return*                          35.63%  12.84%  32.10%  2.89%  14.36%   7.29% 31.21%  (2.71)% 30.26% (16.41)%

Ratios/Supplemental Data
Net assets, end of year
(in millions)                           $188    $105     $93    $67     $71     $65    $49     $37     $38     $34
Ratio to average net assets:
 Expenses                              1.04%   1.05%   1.01%  1.00%    .81%    .81%   .93%    .79%    .83%    .87%
 Net investment income                  .75%    .43%   1.11%   .69%   1.03%   1.42%  1.57%   2.09%    .90%    .68%
Portfolio turnover rate                5.59%  11.94%   9.83%  9.73%  26.56%  10.70%  7.12%  11.34%       -   3.68%
Average commission
rate paid***                          $.0536  $.0551       -      -       -       -      -       -       -       -

                                                                            Class II
                                                                       Year Ended Sept. 30,
                                                                           1997    1996++
Per Share Operating Performance
(for a share outstanding throughout the year)
Net Asset Value, beginning of year ...........................            $14.03  $13.57
Income from investment operations:
 Net investment income .......................................               .07       -
 Net realized and unrealized gains ...........................              4.66     .46
Total from investment operations .............................              4.73     .46
Less distributions:
 Dividends from net investment income ........................             (.06)       -
 Distributions from net realized gains .......................             (.40)       -
Total distributions ..........................................             (.46)       -
Net Asset Value, end of year .................................            $18.30  $14.03

Total return* ................................................            34.32%    3.39%

Ratios/Supplemental Data
Net assets, at end of year (in millions) .....................                $3       -
Ratios to average net assets:
 Expenses ....................................................             1.82%    1.85%**
 Net investment income .......................................              .25%    (.14)%**
Portfolio turnover rate ......................................             5.59%   11.94%
Average commission rate paid*** ..............................            $.0536    $.0551

Utilities Series

                                                                          Class I
                                                                   Year Ended Sept. 30,
                                        1997    1996    1995   1994    1993    1992   1991    1990    1989   1988
Per Share Operating Performance
(for a share outstanding throughout the year)
Net Asset Value,
beginning of year                     $ 9.73   $9.75   $8.33 $10.78  $ 9.63   $8.81  $7.48   $8.10   $7.46   $7.72
Income from investment
operations:
 Net investment income                   .53     .54     .53    .55     .53     .53    .54     .53     .55     .55
 Net realized and
unrealized gains (losses)                .73     .03    1.42 (2.44)    1.17     .85   1.38   (.56)     .67   (.24)
Total from investment
operations                              1.26     .57    1.95 (1.89)    1.70    1.38   1.92   (.03)    1.22     .31
Less distributions:
 Dividends from net
investment income                      (.52)   (.52)   (.52)  (.52)   (.55)   (.56)  (.59)   (.58)   (.58)   (.57)
 Distributions from
net realized gains                     (.43)   (.07)   (.01)  (.04)       -       -      -   (.01)       -       -
Total distributions                    (.95)   (.59)   (.53)  (.56)   (.55)   (.56)  (.59)   (.59)   (.58)   (.57)
Net Asset Value, end of year          $10.04   $9.73   $9.75 $ 8.33  $10.78   $9.63  $8.81   $7.48   $8.10   $7.46

Total return*                          13.72%   5.94%  24.19%(17.94)% 17.83%  15.89% 26.15%  (.93)%  16.71%   4.03%

Ratios/Supplemental Data
Net assets, end of year
(in millions)                         $1,953  $2,401  $2,766 $2,573  $3,627  $2,191 $1,226   $ 749   $ 652   $ 616
Ratio to average net assets:
 Expenses                               .75%    .71%    .73%   .64%    .55%    .57%   .59%    .60%    .62%    .64%
 Net investment income                 5.26%   5.24%   5.88%  5.76%   5.30%   5.90%  6.44%   6.50%   7.10%   7.36%
Portfolio turnover rate                7.24%  17.05%   5.55%  6.34%   7.81%   1.39%   .89%   2.07%   4.02%   1.68%
Average commission
rate paid***                           $.0505  $.0486      -      -       -       -      -       -       -       -

                                                                            Class II
                                                                       Year Ended Sept. 30,
                                                                       1997   1996   1995+
Per Share Operating Performance
(for a share outstanding throughout the year)
Net Asset Value, beginning of year ...........................       $ 9.72    $9.75 $8.89
Income from investment operations:
 Net investment income .......................................          .45      .46   .23
 Net realized and unrealized gains ...........................          .76      .06   .88
Total from investment operations .............................         1.21      .52  1.11
Less distributions:
 Dividends from net investment income ........................        (.48)    (.48) (.25)
 Distributions from net realized gains .......................        (.43)    (.07)     -
Total distributions ..........................................        (.91)    (.55) (.25)
Net Asset Value, at end of year ..............................       $10.02    $9.72 $9.75

Total return* ................................................       13.06%    5.39% 13.01%

Ratios/Supplemental Data
Net assets, end of year (in millions) ........................          $22      $20    $8
Ratio to average net assets:
 Expenses ....................................................        1.27%    1.23%  1.21%**
 Net investment income .......................................        4.78%    4.86%  5.15%**
Portfolio turnover rate ......................................        7.24%   17.05%  5.55%
Average commission rate paid*** ..............................       $.0505   $.0486     -


                                                                       Income Series
                                                                          Class I
                                                                   Year Ended Sept. 30,
                                        1997    1996    1995   1994    1993    1992   1991    1990    1989   1988
Per Share Operating Performance
(for a share outstanding throughout the year)
Net Asset Value,
beginning of year                     $2.30   $2.30   $2.22  $2.46   $2.25   $2.08  $1.76   $2.11   $2.11   $2.22
Income from investment
operations:
 Net investment income                  .18     .19     .18    .17     .18     .19    .19     .21     .22     .23
 Net realized and
unrealized gains (losses)               .20     .02     .11   (.20)    .23     .19    .35    (.32)    .01    (.10)
Total from investment
operations                              .38     .21     .29   (.03)    .41     .38    .54    (.11)    .23     .13
Less distributions:
 Dividends from net
investment income                      (.18)   (.18)   (.18)  (.18)   (.19)   (.20)  (.22)   (.22)   (.22)   (.22)
 Distributions from
net realized gains                     (.01)   (.03)   (.03)  (.03)   (.01)   (.01)      -   (.02)   (.01)   (.02)
Total distributions                    (.19)   (.21)   (.21)  (.21)   (.20)   (.21)  (.22)   (.24)   (.23)   (.24)
Net Asset Value, end of year          $2.49   $2.30   $2.30  $2.22   $2.46   $2.25  $2.08   $1.76   $2.11   $2.11

Total return*                         17.31%   9.43   14.00% (1.52)% 18.76%  18.80% 32.60%  (6.37)% 11.16%   6.00%

Ratios/Supplemental Data
Net assets, end of year
(in millions)                         $7,739  $6,780  $5,886 $4,892  $3,935  $2,484 $1,673  $1,299  $1,190    $727
Ratio to average net assets:
 Expenses                               .72%    .70%    .71%   .64%    .54%    .55%   .56%    .55%    .57%    .61%
 Net investment income                 7.45%   8.27%   8.26%  7.37%   7.84%   9.11% 10.17%  10.73%  10.46%  10.50%
Portfolio turnover rate               16.15%  25.29%  58.64% 23.37%  25.41%  23.30% 33.92%  12.14%  12.05%  10.01%
Average commission
rate paid***                          $.0498  $.0518       -      -       -       -      -       -       -      -

                                                                            Class II
                                                                       Year Ended Sept. 30,
                                                                       1997   1996   1995+
Per Share Operating Performance
(for a share outstanding throughout the year)
Net Asset Value, beginning of year ...........................        $2.30    $2.30  $2.18
Income from investment operations:
 Net investment income .......................................          .16      .17    .08
 Net realized and unrealized gains ...........................          .21      .03    .11
Total from investment operations .............................          .37      .20    .19
Less distributions:
 Dividends from net investment income ........................        (.17)    (.17)   (.07)
 Distributions from net realized gains .......................        (.01)    (.03)      -
Total distributions ..........................................        (.18)    (.20)   (.07)
Net Asset Value, end of year .................................        $2.49    $2.30  $2.30

Total return* ................................................       16.72%    8.86%   8.96%

Ratios/Supplemental Data
Net assets, end of year (in millions) ........................         $695     $343    $66
Ratio to average net assets:
 Expenses ....................................................        1.22%    1.21%   1.23%**
 Net Investment Income .......................................        6.96%    7.84%   7.89%**
Portfolio turnover rate ......................................       16.15%   25.29%  58.64%
Average commission rate*** ...................................       $.0498   $.0518     -
U.S. Government Securities Series

                                                                          Class I
                                                                   Year Ended Sept. 30,
                                        1997    1996    1995   1994    1993    1992   1991    1990    1989   1988
Per Share Operating Performance
(for a share outstanding throughout the year)
Net Asset Value,
beginning of year                      $6.72   $6.87   $6.51  $7.20   $7.26   $7.14  $6.86   $6.90   $6.98   $6.87
Income from investment
operations:
 Net investment income                   .48     .49     .50    .50     .56     .61    .65     .67     .69     .69
 Net realized and
unrealized gains (losses)                .17    (.15)    .35   (.68)   (.06)    .11    .29   (.02)   (.07)     .12
Total from investment
operations                               .65     .34     .85   (.18)    .50     .72    .94     .65     .62     .81
Less distributions:
 Dividends from net
investment income                       (.48)   (.49)   (.49)  (.51)   (.56)   (.60)  (.66)   (.69)   (.70)   (.70)
Net Asset Value, end of year           $6.89   $6.72   $6.87  $6.51   $7.20   $7.26  $7.14   $6.86   $6.90   $6.98

Total return*                          10.08%   5.15%  13.56% (2.75%)  6.86%  10.14% 13.97%   9.47%   8.95%  11.77%

Ratios/Supplemental Data
Net assets, end of year
(in millions)                         $9,351 $10,129 $11,102$11,669 $14,269 $13,617$12,427 $11,143 $11,260 $12,113
Ratio to average net assets:
 Expenses                                .64%    .61%    .61%   .55%    .52%    .53%   .52%    .52%    .52%    .53%
 Net investment income                  7.01%   7.18%   7.50%  7.37%   7.71%   8.46%  9.26%   9.72%   9.99%   9.85%
Portfolio turnover rate++++             1.74%   8.01%   5.48% 18.28%  43.10%  38.75% 22.14%  18.23%  25.70%  34.14%

                                                                            Class II
                                                                       Year Ended Sept. 30,
                                                                       1997   1996   1995+
Per Share Operating Performance
(for a share outstanding throughout the year)
Net Asset Value, beginning of year ..........................         $6.70   $ 6.85  $ 6.67
Income from investment operations:
 Net investment income .......................................          .44      .45     .21
 Net realized and unrealized gains (losses) ..................          .17     (.15)    .16
Total from investment operations .............................          .61      .30     .37
Less distributions:
 Dividends from net investment income ........................        (.44)     (.45)   (.19)
Net Asset Value, end of year .................................        $6.87   $ 6.70  $ 6.85

Total return* ................................................        9.48%     4.55%   5.66%

Ratios/Supplemental Data
Net assets, end of year (in millions) ........................         $121      $58    $12
Ratio to average net assets:
 Expenses ....................................................        1.20%     1.17%   1.18%**
 Net investment income .......................................        6.44%     6.80%   6.48%**
Portfolio turnover rate++++ ..................................        1.74%     8.01%   5.48%

*Total return does not reflect sales commissions or the Continent Deferred Sales Charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the Offering Price.
**Annualized.
***Relates to purchases and sale of equity securities. Prior to September 30, 1996 disclosure of average commission rate was not required.
+For the period May 1, 1995 (effective date) to September 30, 1995.
++For the period September 16, 1996 (effective date) to September 30, 1996. +++Data before 1992 has been adjusted to reflect a two-for-one stock split in the form of a 100% stock dividend to shareholders of record effective the beginning of business on June 1, 1992.
++++Maturity of U.S. government issues and the reinvestment of the proceeds thereof are considered as purchases and sales of securities in computing the portfolio turnover rate.

HOW DOES THE FUND INVEST ITS ASSETS?

The Fund's Investment Objective

Each fund's investment objective is a fundamental policy of the fund and may not be changed without shareholder approval. Of course, there is no assurance that the fund will achieve its objective.

Growth Series

The primary investment objective of this fund is capital appreciation. The fund seeks to achieve its objective by investing primarily in common stocks or convertible securities believed to offer favorable possibilities for capital appreciation, some of which may yield little or no current income. Current income is only a secondary consideration when selecting portfolio securities.

The fund's assets may be invested in shares of common stock traded on any national securities exchange or issued by a corporation, association or similar legal entity with total assets of at least $1,000,000, according to its latest published annual report. The fund's assets may also be invested in bonds or preferred stock convertible into shares of common stock listed for trading on a national securities exchange or held in cash or cash equivalents. The fund may keep a significant portion of its assets in cash or cash equivalents from time to time. As a fundamental policy, the fund may not concentrate or invest more than 25% of its total assets in any one industry.

To the extent that the fund may invest in smaller capitalization companies (in general, companies with a market capitalization of less than $1 billion at the time of the fund's investment), the fund may place greater emphasis upon investments in relatively new or unseasoned companies that are in their early stages of development, or in new and emerging industries where the opportunity for rapid growth is expected to be above average. Securities of unseasoned companies present greater risks than securities of larger, more established companies. Please see "What Are the Risks of Investing in the Fund? - Small Companies."

DynaTech Series

The investment objective of this fund is capital appreciation. The fund is designed for investors who understand and are willing to accept the risk of loss involved in seeking capital appreciation. The fund's investments tend to be more speculative in nature, and there can be greater emphasis on short-term trading profits. Certain investments may be based on market fluctuations caused by excessive optimism or pessimism of investors, with little or no basis in fundamental economic conditions.

The fund seeks to achieve its objective by investing primarily in companies that emphasize technological development, in fast-growing industries, or in the securities of companies that Advisers considers undervalued. The fund's assets may be invested in securities traded on any national securities exchange or issued by a corporation, association or similar legal entity with total assets of at least $1,000,000, according to its latest published annual report, or held in cash or cash equivalents. It is thought that most of the fund's assets will be invested in common stocks, including securities convertible into common stocks. The fund, however, may also invest in debt securities or preferred stocks that Advisers believes will further the fund's investment objective. The fund may keep a significant portion of its assets in cash or cash equivalents from time to time. The fund may not concentrate or invest more than 25% of its total assets in any one industry. From time to time, concentration in a few issues may develop due to market appreciation of certain issues.

Utilities Series

The investment objectives of this fund are both capital appreciation and current income. As a fundamental policy, the fund's assets may be invested in securities of an issuer engaged in the public utilities industry, or held in cash or cash equivalents. The public utilities industry includes the manufacture, production, generation, transmission and sale of gas, water and electricity and companies involved in providing services related to these activities. The industry also includes issuers engaged in the communications field, such as telephone, cellular, paging, telegraph, satellite, microwave and other companies that provide communication facilities or services for the public's benefit. As required by the SEC, at least 65% of the fund's investments will be in the securities of issuers engaged in the public utilities industry. Under normal circumstances, the fund expects to have substantially all of its assets invested in securities issued by these types of issuers.

To achieve its investment objectives, the fund invests primarily in common stocks, including, from time to time, non-dividend paying common stocks if, in the opinion of Advisers, these securities appear to offer attractive opportunities for capital appreciation. The fund may also invest in preferred stocks and bonds issued by issuers engaged in the public utilities industry. When buying fixed-income debt securities, the fund may invest in securities regardless of their rating depending upon prevailing market and economic conditions, including securities in the lowest rating categories and unrated securities. Most of the fund's investments, however, are rated at least Baa by Moody's or BBB by S&P. These ratings represent the opinions of the rating services with respect to the securities and are not absolute standards of quality. They will be considered in connection with the investment of the fund's assets but will not be a determining or limiting factor. Please see the Appendix to this prospectus for a discussion of the ratings.

With respect to unrated securities, it is also the fund's intent to buy securities that, in the view of Advisers, would be comparable in quality to the fund's rated securities and have been determined to be consistent with the fund's objectives without exposing the fund to excessive risk. The fund will not buy issues that are in default or that Advisers believes involve excessive risk.

Like all debt securities, the value of the fund's fixed-income debt securities generally has an inverse relationship with market interest rates. For example, when interest rates rise, the value of the fund's debt securities tends to fall. On the other hand, when interest rates fall, the value of these securities tends to rise. Likewise, because securities issued by utility companies are particularly sensitive to movements in interest rates, the equity securities of these companies are more affected by movements in interest rates than are the equity securities of other issuers.

Income Series

The investment objective of this fund is to maximize income while maintaining prospects for capital appreciation. The fund invests in a diversified portfolio of securities selected with particular consideration of current income production. The fund's assets may be invested in securities traded on any national securities exchange or issued by a corporation, association or similar legal entity with total assets of at least $1,000,000, according to its latest published annual report, or held in cash or cash equivalents. The fund may also invest in preferred stocks. There are no restrictions as to the proportion of investments that may be made in a particular type of security and the determination is entirely within Advisers' discretion.

Lower Rated Securities. The fund may invest up to 100% of its net assets in non-investment grade bonds. As of September 30, 1997, approximately 37.2% of the fund's net assets were invested in non-investment grade bonds and in unrated bonds with comparable credit characteristics. These are commonly known as "junk bonds." Their default and other risks are greater than those of higher rated securities. You should carefully consider these risks before investing in the fund. Please see "What Are the Risks of Investing in the Fund? - High Yield Securities."

Various investment services publish ratings of some of the types of securities in which the fund may invest. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba or lower by Moody's or BB or lower by S&P or from unrated securities deemed by the fund's manager to be of comparable quality. These ratings represent the opinions of the rating services with respect to the issuer's ability to pay interest and repay principal. They do not purport to reflect the risk of fluctuations in market value and are not absolute standards of quality. These ratings will be considered in connection with the investment of the fund's assets but will not be a determining or limiting factor. Please see the Appendix to this prospectus for a description of these ratings.

The fund may invest in securities regardless of their rating or in securities that are unrated, including up to 5% of its assets in securities that are in default at the time of purchase.

As an operating policy, however, the fund will generally invest in securities that are rated at least Caa by Moody's or CCC by S&P, except for defaulted securities as noted below, or that are unrated but of comparable quality as determined by Advisers. Unrated debt securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. A breakdown of the ratings for the bonds in the fund's portfolio is included under "What Are the Risks of Investing in the Fund?" below.

The fund may also buy debt securities of issuers that are not currently paying interest, as well as issuers who are in default, and may keep an issue that has defaulted. The fund will buy defaulted debt securities if, in the opinion of Advisers, they may present an opportunity for later price recovery, the issuer may resume interest payments, or other advantageous developments appear likely in the near future. In general, securities that default lose much of their value before the actual default so that the security, and thus the fund's Net Asset Value, would be impacted before the default. Defaulted debt securities may be illiquid and, as such, will be part of the 10% limit discussed under "Illiquid Investments."

If the rating on an issue held in the fund's portfolio is changed by the rating service or the security goes into default, this event will be considered by the fund in its evaluation of the overall investment merits of that security but will not generally result in an automatic sale of the security.

Rather than relying principally on the ratings assigned by rating services, the investment analysis of securities being considered for the fund's portfolio may also include, among other things, consideration of relative values based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, earnings prospects, the experience and managerial strength of the issuer, responsiveness to changes in interest rates and business conditions, debt maturity schedules and borrowing requirements, and the issuer's changing financial condition and the public recognition of such change.

Certain of the high yielding, fixed-income securities in which the fund may invest may be purchased at a discount. When held to maturity or retired, these securities may include an element of capital gain. Capital losses may be realized when securities purchased at a premium, that is, in excess of their stated or par value, are held to maturity or are called or redeemed at a price lower than their purchase price. Capital gains or losses also may be realized upon the sale of securities.

Zero Coupon and Pay-In-Kind Bonds. The fund may buy certain bonds issued at a discount that defer the payment of interest or pay no interest until maturity, known as zero coupon bonds, or which pay interest through the issuance of additional bonds, known as pay-in-kind bonds. For federal tax purposes, holders of these bonds, such as the fund, are deemed to receive interest over the life of the bonds and are taxed as if interest were paid on a current basis although no cash interest payments are in fact received by the holder until the bonds mature. See "What Are the Risks of Investing in the Fund? - High Yield Securities" for more information about these bonds.

When-Issued and Delayed Delivery Transactions. The fund may buy debt obligations on a "when-issued" or "delayed delivery" basis. These transactions are subject to market fluctuation before delivery to the fund and generally do not earn interest until their scheduled delivery date. Therefore, the value or yields at delivery may be more or less than those available when the transaction was entered into. When the fund is the buyer, it will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of its purchase commitments until payment is made. To the extent the fund engages in when-issued and delayed delivery transactions, it will do so only for the purpose of acquiring portfolio securities consistent with its investment objective and policies, and not for the purpose of investment leverage. See "How Does the Fund Invest Its Assets? - When-Issued, Delayed Delivery and To-Be-Announced Transactions" in the SAI for a more complete discussion of these transactions.

Loan Participations. The fund may invest up to 5% of its assets in loan participations and other related direct or indirect bank obligations. These instruments are interests in floating or variable rate senior loans to U.S. corporations, partnerships and other entities. While loan participations generally trade at par value, the fund will also be able to acquire loan participations that sell at a discount because of the borrower's credit problems. To the extent the borrower's credit problems are resolved, the loan participation may appreciate in value. Advisers may acquire loan participations for the fund when it believes that over the long term appreciation will occur. An investment in these securities, however, carries substantially the same risks as those for defaulted debt securities and may cause the loss of the entire investment to the fund. Most loan participations are illiquid and, to that extent, will be included in the 10% limitation described under "Illiquid Investments."

Trade Claims. The fund may invest a portion of its assets in trade claims. Trade claims are purchased from creditors of companies in financial difficulty. For buyers, such as the fund, trade claims offer the potential for profits since they are often purchased at a significantly discounted value and, consequently, may generate capital appreciation if the value of the claim increases as the debtor's financial position improves. If the debtor is able to pay the full obligation on the face of the claim as a result of a restructuring or an improvement in the debtor's financial condition, trade claims offer the potential for higher income due to the difference in the face value of the claim as compared to the discounted purchase price.

An investment in trade claims is speculative and carries a high degree of risk. There can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. Trade claims are not regulated by federal securities laws or the SEC. Currently, trade claims are regulated primarily by bankruptcy laws. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than most other creditors in a bankruptcy proceeding. In light of the nature and risk of trade claims, the fund's investment in these instruments will not exceed 5% of its net assets at the time of acquisition.

Concentration. As market conditions change, it is conceivable that all of the assets of the fund could be invested in common stocks or, conversely, in debt securities. It is a fundamental policy of the fund that concentration of investment in a single industry may not exceed 25% of the total assets of the fund.

U.S. Government Securities Series

The investment objective of this fund is income through investment in a portfolio limited to securities that are obligations of the U.S. government or its instrumentalities. U.S. government securities include, but are not limited to, U.S. Treasury bonds, notes and bills, Treasury certificates of indebtedness and securities issued by instrumentalities of the U.S. government. Other than investments in U.S. Treasury securities or assets held in cash pending investment, the assets of the fund are currently invested solely in obligations of the Government National Mortgage Association ("GNMA(s)" or "Ginnie Maes").

The fund's investments are continually monitored and changes are made as market conditions warrant. The fund does not, however, engage in the trading of securities for the purpose of realizing short-term profits.

GNMAs. GNMAs are mortgage-backed securities representing part ownership of a pool of mortgage loans. GNMAs differ from other bonds in that principal may be paid back on an unscheduled basis rather than returned in a lump sum at maturity. The fund will buy GNMAs whose principal and interest are guaranteed. The fund also buys adjustable rate GNMAs and other types of securities that may be issued with the guarantee of the Government National Mortgage Association (the "Association").

The Association's guarantee of payment of principal and interest on GNMAs is backed by the full faith and credit of the U.S. government. The Association may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. Of course, this guarantee does not extend to the market value or yield of the GNMAs or the Net Asset Value or performance of the fund, which will fluctuate daily with market conditions.

Payments to holders of GNMAs consist of the monthly distributions of interest and principal less the Association's and issuers' fees. The portion of the monthly payment that represents a return of principal will be reinvested by the fund in securities that may have interest rates that are higher or lower than the obligation from which the principal payment was received.

When mortgages in the pool underlying a GNMA are prepaid by borrowers or as a result of foreclosure, the principal payments are passed through to the GNMA holders, such as the fund. Accordingly, a GNMA's life is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of the variation in prepayment rates, it is not possible to accurately predict the life of a particular GNMA.

To-Be-Announced and Delayed Delivery Transactions. The fund may buy and sell GNMAs on a "To-Be-Announced" ("TBA") and "delayed delivery" basis. These transactions are arrangements under which the fund may buy securities with payment and delivery scheduled for a future time, generally within 30 to 60 days. These transactions are subject to market fluctuation and the risk that the value or yields at delivery may be more or less than those available when the transaction was entered into. In TBA and delayed delivery transactions, the fund relies on the seller to complete the transaction. The seller's failure to do so may cause the fund to miss a price or yield considered advantageous. Securities purchased on a TBA or delayed delivery basis do not generally earn interest until their scheduled delivery date. The fund is not subject to any percentage limit on the amount of its assets that may be invested in delayed delivery and TBA purchase obligations. For more information about these transactions, please see the SAI.

The price per share you receive when you sell your shares may be more or less than the price you paid for the shares. The dividends per share paid by the fund may also vary.

Other Investment Policies of the Fund

Foreign Securities. U.S. Government Securities Series may not buy securities of foreign issuers. Income Series may invest up to 25% of its assets in foreign securities and Growth, DynaTech and Utilities Series may invest without restriction in foreign securities, if the investments are consistent with their objectives and comply with their concentration and diversification policies. The fund will ordinarily buy foreign securities that are traded in the U.S. or buy American Depositary Receipts, which are certificates issued by U.S. banks representing the right to receive securities of a foreign issuer deposited with that bank or a correspondent bank. The fund may also buy the securities of foreign issuers directly in foreign markets. DynaTech and Utilities Series presently have no intention of investing more than 10% of their net assets in foreign securities not publicly traded in the U.S. Growth Series presently has no intention of investing more than 25% of its net assets in foreign securities not publicly traded in the U.S. Investments in foreign securities where delivery takes place outside the U.S. will be made in compliance with any applicable U.S. and foreign currency restrictions and tax and other laws limiting the amount and types of foreign investments. Changes of governmental administrations or economic or monetary policies in the U.S. or abroad, changed circumstances in dealings between nations, or changes in currency convertibility or exchange rates could result in investment losses for the fund.

Investments may be in securities of foreign issuers, whether located in developed or undeveloped countries, but investments will not be made in any securities issued without stock certificates or comparable stock documents.

Securities that are acquired by the fund outside the U.S. and that are publicly traded in the U.S. or on a foreign securities exchange or in a foreign securities market are not considered by the fund to be illiquid assets so long as the fund acquires and holds the securities with the intention of reselling them in the foreign trading market, the fund reasonably believes it can readily dispose of the securities for cash in the U.S. or a foreign market, and current market quotations are readily available.

Options. Each fund, except U.S. Government Securities Series, may write covered call options that are listed for trading on a national securities exchange. This means that the fund will only write options on securities that it actually owns. A call option gives the buyer the right to buy the security on which the option is written for a specified period of time and at a price agreed to at the time the fund sells the option, even though that price may be less than the value of the security at the time the option is exercised. When the fund sells covered call options, it will receive a cash premium that can be used in whatever way is felt to be most beneficial to the fund. The risks associated with covered call writing are that in the event of a price increase on the underlying security, which would likely trigger the exercise of the call option, the fund will not participate in the increase in price beyond the exercise price. If the fund determines that it does not wish to deliver the underlying securities from its portfolio, it would have to enter into a "closing purchase transaction," the premium on which may be higher or lower than that received by the fund for writing the option. There is no assurance that a closing purchase transaction will be available in every instance.

Transactions in options are generally considered "derivative securities."

Convertible Securities. Each fund, except U.S. Government Securities Series, may invest in convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security but, if the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock. If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank.

The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

While the fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the fund's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

Loans of Portfolio Securities. Consistent with procedures approved by the Board and subject to the following conditions, each fund, except U.S. Government Securities Series, may lend its portfolio securities to qualified securities dealers or other institutional investors, if such loans do not exceed 10% of the value of the fund's total assets at the time of the most recent loan. The borrower must deposit with the fund's custodian bank collateral with an initial market value of at least 102% of the market value of the securities loaned, including any accrued interest, with the value of the collateral and loaned securities marked-to-market daily to maintain collateral coverage of at least 100%. This collateral shall consist of cash, securities issued by the U.S. government, its agencies or instrumentalities, or irrevocable letters of credit. The lending of securities is a common practice in the securities industry. The fund may engage in security loan arrangements with the primary objective of increasing the fund's income either through investing cash collateral in short-term interest-bearing obligations or by receiving a loan premium from the borrower. Under the securities loan agreement, the fund continues to be entitled to all dividends or interest on any loaned securities. As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the security fail financially.

Repurchase Agreements. Each fund, except U.S. Government Securities Series, may engage in repurchase transactions. In a repurchase agreement, the fund buys U.S. government securities from a bank or broker-dealer at one price and agrees to sell them back to the bank or broker-dealer at a higher price on a specified date. The securities subject to resale are held on behalf of the fund by a custodian bank approved by the Board. The bank or broker-dealer must transfer to the custodian securities with an initial market value of at least 102% of the repurchase price to help secure the obligation to repurchase the securities at a later date. The securities are then marked-to-market daily to maintain coverage of at least 100%. If the bank or broker-dealer does not repurchase the securities as agreed, the fund may experience a loss or delay in the liquidation of the securities underlying the repurchase agreement and may also incur liquidation costs. The fund, however, intends to enter into repurchase agreements only with banks or broker-dealers that are considered creditworthy by the investment manager.

Borrowing. None of the funds borrow money or mortgage or pledge any of their assets, except that each fund may borrow for temporary or emergency purposes in an amount up to 5% of its total asset value.

Illiquid Investments. Each fund's policy is not to invest more than 10% of its net assets in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the fund has valued them. Subject to this limitation, the Board has authorized each fund, except U.S. Government Securities Series, to invest in restricted securities where such investment is consistent with the fund's investment objective and has authorized such securities to be considered liquid to the extent the investment manager determines on a daily basis that there is a liquid institutional or other market for the securities. Notwithstanding the investment manager's determinations in this regard, the Board will remain responsible for such determinations and will consider appropriate action, consistent with the fund's objective and policies, if the security should become illiquid after its purchase. To the extent the fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the fund may be increased if qualified institutional buyers become uninterested in buying these securities, or the market for these securities contracts.

Other Policies and Restrictions. Each fund has a number of additional investment restrictions that limit its activities to some extent. Some of these restrictions may only be changed with shareholder approval. For a list of these restrictions and more information about the fund's investment policies, please see "How Does the Fund Invest Its Assets?" and "Investment Restrictions" in the SAI.

Each of the fund's policies and restrictions discussed in this prospectus and in the SAI is considered at the time the fund makes an investment. The fund is generally not required to sell a security because of a change in circumstances.

Tax Considerations. The investment of the fund, except the U.S. Government Securities Series, in options, foreign securities and other complex securities are subject to special tax rules that may affect the amount, timing or character of the income earned by the fund and distributed to you. The fund may also be subject to withholding taxes on earnings from certain of its foreign securities. These special tax rules are discussed under "Additional Information on Distributions and Taxes" in the SAI.

WHAT ARE THE RISKS OF INVESTING IN THE FUND?

The value of your shares will increase as the value of the securities owned by the fund increases and will decrease as the value of the fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the fund. In addition to the factors that affect the value of any particular security that the fund owns, the value of fund shares may also change with movements in the stock and bond markets as a whole.

High Yield Securities. Income Series may invest up to 100% of its net assets in non-investment grade securities. Because the fund may invest in securities below investment grade, an investment in the fund is subject to a higher degree of risk than an investment in a fund that invests primarily in higher-quality securities. You should consider the increased risk of loss to principal that is present with an investment in higher risk securities, such as those in which the fund invests. Accordingly, an investment in the fund should not be considered a complete investment program and should be carefully evaluated for its appropriateness in light of your overall investment needs and goals. Utilities Series may also invest a portion of its assets in non-investment grade securities.

The market value of high yield, lower-quality fixed-income securities, commonly known as junk bonds, tends to reflect individual developments affecting the issuer to a greater degree than the market value of higher-quality securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality securities also tend to be more sensitive to economic conditions than higher-quality securities.

Issuers of high yield, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with buying the securities of these issuers is generally greater than the risk associated with higher-quality securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower-quality securities may experience financial stress and may not have sufficient cash flow to make interest payments. The issuer's ability to make timely interest and principal payments may also be adversely affected by specific developments affecting the issuer, including the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing.

The risk of loss due to default may also be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other creditors of the issuer. If the issuer of a security in the fund's portfolio defaults, the fund may have unrealized losses on the security, which may lower the fund's Net Asset Value. Defaulted securities tend to lose much of their value before they default. Thus, the fund's Net Asset Value may be adversely affected before an issuer defaults. In addition, the fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

High yield, fixed-income securities frequently have call or buy-back features that allow an issuer to redeem the securities from the fund. Although these securities are typically not callable for a period of time, usually for three to five years from the date of issue, if an issuer calls its securities during periods of declining interest rates, Advisers may find it necessary to replace the securities with lower-yielding securities, which could result in less net investment income for the fund. The premature disposition of a high yield security due to a call or buy-back feature, the deterioration of an issuer's creditworthiness, or a default by an issuer may make it more difficult for the fund to manage the timing of its income. Under the Code and U.S. Treasury regulations, the fund may have to accrue income on defaulted securities and distribute the income to shareholders for tax purposes, even though the fund is not currently receiving interest or principal payments on the defaulted securities. To generate cash to satisfy these distribution requirements, the fund may have to sell portfolio securities that it otherwise may have continued to hold or use cash flows from other sources, such as the sale of fund shares.

Lower-quality, fixed-income securities may not be as liquid as higher-quality securities. Reduced liquidity in the secondary market may have an adverse impact on market price of a security and on the fund's ability to sell a security in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, or if necessary to meet the fund's liquidity needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing the fund's portfolio.

The fund may buy high yield, fixed-income securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many high yielding securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if the fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the Securities Act of 1933, which entails special responsibilities and liabilities. The fund may also incur special costs in disposing of restricted securities, although the fund will generally not incur any costs when the issuer is responsible for registering the securities.

The fund may buy high yield, fixed-income securities during an initial underwriting. These securities involve special risks because they are new issues. Advisers will carefully review their credit and other characteristics. The fund has no arrangement with its underwriter or any other person concerning the acquisition of these securities.

The high yield securities market is relatively new and much of its growth before 1990 paralleled a long economic expansion. The recession that began in 1990 disrupted the market for high yield securities and adversely affected the value of outstanding securities, as well as the ability of issuers of high yield securities to make timely principal and interest payments. Although the economy has improved and high yield securities have performed more consistently since that time, the adverse effects previously experienced may reoccur. For example, the highly publicized defaults on some high yield securities during 1989 and 1990 and concerns about a sluggish economy that continued into 1993 depressed the prices of many of these securities. While market prices may be temporarily depressed due to these factors, the ultimate price of any security generally reflects the true operating results of the issuer. Factors adversely impacting the market value of high yield securities may lower the fund's Net Asset Value. The fund relies on Advisers' judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, Advisers takes into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

The credit risk factors above also apply to lower-quality zero-coupon, deferred interest and pay-in-kind securities. These securities have an additional risk, however, because unlike securities that pay interest throughout the time until maturity, the fund will not receive any cash until the cash payment date. If the issuer defaults, the fund may not obtain any return on its investment.

Zero-coupon or deferred interest securities are debt obligations that make no periodic interest payments before maturity or a specified date when the securities begin paying current interest (the "cash payment date"), and therefore are generally issued and traded at a discount from their face amount or par value. The discount varies depending on the time remaining until maturity or the cash payment date, as well as prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date approaches.

The value of zero-coupon securities is generally more volatile than the value of other fixed-income securities that pay interest periodically. Zero-coupon securities are also likely to respond to changes in interest rates to a greater degree than other fixed-income securities having similar maturities and credit quality. The fund is not limited in the amount of its assets that may be invested in these types of securities.

The table below shows the percentage of Income Series' assets invested in securities rated in each of the rating categories shown. A credit rating by a rating agency evaluates the safety of principal and interest based on an evaluation of the security's credit quality, but does not consider the market risk or the risk of fluctuation in the price of the security. The information shown is based on a dollar-weighted average of the fund's portfolio composition based on month-end assets for each of the 12 months in the fiscal year ended September 30, 1997. The Appendix to this prospectus includes a description of each rating category.

                                        AVERAGE WEIGHTED
MOODY'S RATING                        PERCENTAGE OF ASSETS
----------------------------------------------------------
Aaa ..........................                 9.05%
Aa ...........................                 0.32%
A ............................                 0.00%
Baa ..........................                 4.47%
Ba ...........................                 6.95%
B.............................                26.68%
Caa ..........................                 6.35%*
Ca ...........................                 0.15%
C ............................                 0.00%

*2.28% of these securities, which are unrated by Moody's, have been included in the Caa rating category.

Public Utilities Industry Securities. Utilities Series' investments in the public utilities industry entail certain characteristics and risks that you should consider. These characteristics include: risks associated with regulatory changes including deregulation and interest rate fluctuations; the difficulty of obtaining adequate returns on invested capital in spite of frequent rate increases and of financing large construction programs during inflationary periods; restrictions on operations and increased costs and delays attributable to environmental considerations; difficulties of the capital markets in absorbing utility debt and equity securities; difficulties in obtaining fuel for electric generation at reasonable prices; risks associated with the operation of nuclear power plants; and general effects of energy conservation.

GNMAs. GNMA yields (interest income as a percentage of price) have historically exceeded the current yields on other types of U.S. government securities with comparable maturities. The effects of interest rate fluctuations and unpredictable prepayments of principal, however, can greatly change realized yields. As with most bonds, in a period of rising interest rates, the value of a GNMA will generally decline. In a period of declining interest rates, it is more likely that mortgages contained in GNMA pools will be prepaid, thus reducing the effective yield. This potential for prepayment during periods of declining interest rates may reduce the general upward price increases of GNMAs as compared to the increases experienced by noncallable debt securities over the same periods. In addition, any premium paid on the purchase of a GNMA will be lost if the obligation is prepaid. Of course, price changes of GNMAs and other securities held by U.S. Government Securities Series will have a direct impact on the Net Asset Value per share of the fund.

Small Companies. Growth Series may invest in companies that have relatively small revenues, limited product lines, and a small share of the market for their products or services. Small companies may lack depth of management, they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms, and they may be developing or marketing new products or services for which markets are not yet established and may never become established. Due to these and other factors, small companies may suffer significant losses, as well as realize substantial growth.

Historically, small capitalization stocks have been more volatile than larger capitalization stocks and are therefore more speculative than investments in larger companies. Among the reasons for the greater price volatility are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks and the greater sensitivity of small companies to changing economic conditions. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise or rise in price as large company stocks decline.

Foreign Securities. Investment in the shares of foreign issuers requires consideration of certain factors that are not normally involved in investments solely in U.S. issuers. Among other things, the financial and economic policies of some foreign countries in which the fund may invest are not as stable as in the U.S. Furthermore, foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. corporate issuers. There may also be less government supervision and regulation of foreign securities exchanges, brokers and issuers than exist in the U.S. Restrictions and controls on investment in the securities markets of some countries may have an adverse effect on the availability and costs to the fund of investments in those countries. In addition, there may be the possibility of expropriations, foreign withholding taxes, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the fund invested in issuers in foreign countries.

There may be less publicly available information about foreign issuers than is contained in reports and reflected in ratings published for U.S. issuers. Some foreign securities markets have substantially less volume than the NYSE and some foreign government securities may be less liquid and more volatile than U.S. government securities. Transaction costs on foreign securities exchanges may be higher than in the U.S. and foreign securities settlements may, in some instances, be subject to delays and related administrative uncertainties.

Interest Rate, Currency and Market Risk. To the extent the fund invests in debt securities, changes in interest rates in any country where the fund is invested will affect the value of the fund's portfolio and its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to have a negative effect on the value of the fund's shares. To the extent the fund invests in common stocks, a general market decline, shown for example by a drop in the Dow Jones Industrials or other equity based index, in any country where the fund is invested may cause the value of what the fund owns, and thus the fund's share price, to decline. Changes in currency valuations may also affect the price of fund shares. The value of stock markets, currency valuations and interest rates throughout the world have increased and decreased in the past. These changes are unpredictable.

WHO MANAGES THE FUND?

The Board. The Board oversees the management of the Custodian Funds and elects its officers. The officers are responsible for each fund's day-to-day operations. The Board also monitors each fund to ensure no material conflicts exist among the fund's classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.

Investment Manager. Advisers is the investment manager of each of the funds, except Growth Series. As of July 1, 1997, Investment Advisory is the investment manager of Growth Series. Investment Advisory employs the same individuals to manage the fund's portfolio as the previous investment manager and the management services provided to the fund are also the same. The terms and conditions of the investment management agreement with Investment Advisory are substantially the same as those in the investment management agreement with Advisers.

The investment manager manages the fund's assets and makes its investment decisions. The investment manager also performs similar services for other funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, Advisers and its affiliates manage over $243 billion in assets. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the fund's Code of Ethics.

Management Team. The teams responsible for the day-to-day management of each fund's portfolio are:

Growth Series - Vivian J. Palmieri since 1965 and Conrad B. Herrmann since
1991.

Vivian J. Palmieri
Vice President of Investment Advisory

Mr. Palmieri holds a Bachelor of Arts degree in Economics from Williams College. He has been with the Franklin Templeton Group since 1965. Mr. Palmieri is a member of several securities industry-related associations.

Conrad B. Herrmann, CFA
Portfolio Manager of Investment Advisory

Mr. Herrmann is a Chartered Financial Analyst and holds a Master of Business Administration degree from Harvard University. He earned his Bachelor of Arts degree from Brown University. Mr. Herrmann has been with the Franklin Templeton Group since 1989 and is a member of several securities industry-related associations.

Utilities Series - Sally Edwards Haff since 1990, Gregory E. Johnson since 1987 and Ian Link since 1995.

Sally Edwards Haff
Senior Vice President of Advisers

Ms. Haff is a Chartered Financial Analyst and holds a Bachelor of Arts degree in Economics from the University of California at Santa Barbara. She has been with the Franklin Templeton Group since 1986. Ms. Haff is a member of several securities industry-related associations.

Gregory E. Johnson
Vice President of Advisers

Mr. Johnson holds a Bachelor of Science degree in Accounting and Business Administration from Washington and Lee University and a certificate as a Certified Public Accountant. He has been with the Franklin Templeton Group since 1986. Mr. Johnson is a member of several securities industry-related associations.

Ian Link
Vice President of Advisers

Mr. Link is a Chartered Financial Analyst and holds a Master of Business Administration degree from the Haas School at the University of California, Berkeley and a Bachelor of Arts degree in Economics from the University of California at Davis. He has been with the Franklin Templeton Group since 1989. He is a member of several securities industry-related associations.

DynaTech Series - Rupert H. Johnson, Jr. since inception, Lisa Costa since 1983 and Kevin Carrington since 1995.

Rupert H. Johnson, Jr.
President of Advisers

Mr. Johnson is a graduate of Washington and Lee University. He has been with the Franklin Templeton Group since 1965 and prior thereto was an officer in the U.S. Marine Corps. Mr. Johnson is a member of several securities industry-related associations.

Lisa Costa
Vice President of Advisers

Ms. Costa holds a Master of Business Administration degree from Golden Gate University and a Bachelor of Science degree in Finance from California State University at Hayward. She has been with the Franklin Templeton Group since 1983. Ms. Costa is a Chartered Market Technician and a member of several securities industry-related committees and associations.

Kevin Carrington
Vice President of Advisers

Mr. Carrington is a Chartered Financial Analyst and holds a Bachelor of Science degree in Business Administration from California State University at Chico. He has been with the Franklin Templeton Group since 1992. He is a member of several securities industry-related associations.

Income Series - Charles B. Johnson since 1957, Matthew F. Avery since 1989 and Frederick G. Fromm since January, 1998.

Charles B. Johnson
Chairman of the Board of Advisers

Mr. Johnson holds a Bachelor of Arts degree in Economics and Political Science from Yale University. He has been with the Franklin Templeton Group since 1957. Mr. Johnson is a member of several securities industry-related associations.

Matthew F. Avery
Senior Vice President of Advisers

Mr. Avery holds a Master of Business Administration degree from the University of California at Los Angeles and a Bachelor of Science degree in Industrial Engineering from Stanford University. He has been in the securities industry since 1982 and with the Franklin Templeton Group since 1987.

Frederick G. Fromm
Vice President of Advisers

Mr. Fromm holds a Bachelor of Arts degree in Business Economics from the University of California, Santa Barbara. He has been with the Franklin Templeton Group since 1992.

U.S. Government Securities Series - Jack Lemein since 1984, Anthony Coffey since 1989 and Roger Bayston since 1993.

Jack Lemein
Executive Vice President of Advisers

Mr. Lemein holds a Bachelor of Science degree in Finance from the University of Illinois. He has been in the securities industry since 1967 and with the Franklin Templeton Group since 1984. He is a member of several securities industry-related associations.

T. Anthony Coffey
Portfolio Manager of Advisers

Mr. Coffey is a Chartered Financial Analyst and holds a Master of Business Administration degree from the University of California at Los Angeles. He earned a Bachelor of Arts degree in Applied Mathematics and Economics from Harvard University. Mr. Coffey has been with the Franklin Templeton Group since 1989. He is a member of several securities industry-related associations.

Roger Bayston
Portfolio Manager of Advisers

Mr. Bayston is a Chartered Financial Analyst and holds a Master of Business Administration degree from the University of California at Los Angeles. He earned his Bachelor of Science degree from the University of Virginia. He has been with the Franklin Templeton Group since 1991.

Management Fees. During the fiscal year ended September 30, 1997, management fees paid to the investment manager, as a percentage of average monthly net assets, and total expenses of Class I and Class II shares were as follows:

                                                    TOTAL
                            MANAGEMENT       OPERATING EXPENSES
                               FEES          CLASS I    CLASS II
Growth Series* ...........    0.48%           0.89%       1.66%
DynaTech Series ..........    0.60%           1.04%       1.82%
Utilities Series .........    0.46%           0.75%       1.27%
Income Series ............    0.46%           0.72%       1.22%
U.S. Government
 Securities Series .......    0.45%           0.64%       1.20%

*Prior to July 1, 1997, the fee was paid to Advisers.

Portfolio Transactions. The investment manager tries to obtain the best execution on all transactions. If the investment manager believes more than one broker or dealer can provide the best execution, it may consider research and related services and the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How Does the Fund Buy Securities for Its Portfolio?" in the SAI for more information.

Administrative Services. Under an agreement with the investment manager, FT Services provides certain administrative services and facilities for the fund. Please see "Investment Management and Other Services" in the SAI for more information.

The Rule 12b-1 Plans

Class I and Class II have separate distribution plans or "Rule 12b-1 Plans" under which they may pay or reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.

Payments by Growth and DynaTech Series under the Class I plan may not exceed 0.25% per year of Class I's average daily net assets. Payments by Utilities, Income and U.S. Government Securities Series under the Class I plan may not exceed 0.15% per year of Class I's average daily net assets. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after certain Class I purchases made without a sales charge, Securities Dealers may not be eligible to receive the Rule 12b-1 fees associated with the purchase.

Under the Class II plan, Growth and DynaTech Series may pay Distributors up to 0.75% per year and Utilities, Income and U.S. Government Securities Series may pay Distributors up to 0.50% per year of Class II's average daily net assets to pay Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after a purchase of Class II shares, Securities Dealers may not be eligible to receive this portion of the Rule 12b-1 fees associated with the purchase.

Growth and DynaTech Series may also pay a servicing fee of up to 0.25% per year and Utilities, Income and U.S. Government Securities Series may pay a servicing fee of up to 0.15% per year of Class II's average daily net assets under the Class II plan. This fee may be used to pay Securities Dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the fund on behalf of customers, and similar servicing and account maintenance activities.

The Rule 12b-1 fees charged to each class are based only on the fees attributable to that particular class. For more information, please see "The Fund's Underwriter" in the SAI.

HOW TAXATION AFFECTS THE FUND AND ITS SHAREHOLDERS

On August 5, 1997, President Clinton signed into law the Taxpayer Relief Act of 1997 (the "1997 Act"). This new law makes sweeping changes in the Code. Because many of these changes are complex they are discussed in the SAI.

The fund invests your money in the stocks, bonds and other securities that are described in the section "How Does the Fund Invest Its Assets?" Special tax rules may apply in determining the income and gains that the fund earns on its investments. These rules may, in turn, affect the amount of distributions that the fund pays to you. These special tax rules are discussed in the SAI.

Taxation of the Fund. As a regulated     HOW DOES THE FUND
investment company, the fund generally   EARN INCOME AND GAINS?
pays no federal income tax on the
income and gains that it distributes to  The fund earns dividends and interest
you.                                     (the fund's "income") on its
                                         investments. When the fund sells a
Foreign Taxes. Foreign governments may   security for a price that is higher
impose taxes on the income and gains     than it paid, it has a gain. When the
from the investments of the fund, other  fund sells a security for a price
than the U.S. Government Securities      that is lower than it paid, it has a
Series, in foreign stocks and bonds.     loss. If the fund has held the
These taxes will reduce the amount of    security for more than one year, the
the fund's distributions to you. The     gain or loss will be a long-term
fund may also invest in the securities   capital gain or loss. If the fund has
of foreign companies that are "passive   held the security for one year or
foreign investment companies"            less, the gain or loss will be a
("PFICs"). These investments in PFICs    short-term capital gain or loss. The
may cause the fund to pay income taxes   fund's gains and losses are netted
and interest charges. If possible, the   together, and, if the fund has a net
fund will adopt strategies to avoid      gain (the fund's "gains"), that gain
PFIC taxes and interest charges.         will generally be distributed to you.

Taxation of Shareholders.

Distributions. Distributions from the    WHAT IS A DISTRIBUTION?
fund, whether you receive them in cash
or in additional shares, are generally   As a shareholder, you will receive
subject to income tax. The fund will     your share of the fund's income and
send you a statement in January of the   gains on its investments in stocks,
current year that reflects the amount    bonds and other securities. The
of ordinary dividends, capital gain      fund's income and short term capital
distributions and non-taxable            gains are paid to you as ordinary
distributions you received from the      dividends. The fund's long-term
fund in the prior year. This statement   capital gains are paid to you as
will include distributions declared in   capital gain distributions. If the
December and paid to you in January of   fund pays you an amount in excess of
the current year, but which are taxable  its income and gains, this excess
as if paid on December 31 of the prior   will generally be treated as a
year. The IRS requires you to report     non-taxable distribution. These
these amounts on your income tax return  amounts, taken together, are what we
for the prior year. The fund's           call the fund's distributions to you.
statement for the prior year will tell
you how much of your capital gain
distribution represents 28% rate gain
property. The remainder of the capital
gain distribution represents 20% rate
gain.

Distributions to Retirement Plans. Fund distributions received by your qualified retirement plan, such as a Section 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you.

Dividends-Received Deduction. Corporate investors of the fund, except the U.S. Government Securities Series, may be entitled to a dividends-received deduction on a portion of the ordinary dividends they receive from the fund. No portion of the distributions from the U.S. Government Securities Series will qualify for the corporate dividends-received deduction.

Redemptions and Exchanges. If you        WHAT IS A REDEMPTION?
redeem your shares or if you exchange
your shares in the fund for shares in    A redemption is a sale by you to the
another Franklin Templeton Fund, you     fund of some or all of your shares in
will generally have a gain or loss that  the fund. The price per share you
the IRS requires you to report on your   receive when you redeem fund shares
income tax return. If you exchange fund may be more or less than the price at shares held for 90 days or less and pay which you purchased those shares. An
no sales charge, or a reduced sales      exchange of shares in the fund for
charge, for the new shares, all or a     shares of another Franklin Templeton
portion of the sales charge you paid on  Fund is treated as a redemption of
the purchase of the shares you           fund shares and then a purchase of
exchanged is not included in their cost  shares of the other fund. When you
for purposes of computing gain or loss   redeem or exchange your shares, you
on the exchange. If you hold your        will generally have a gain or loss,
shares for six months or less, any loss depending upon whether the basis in you have will be treated as a long-term your shares is more or less than your
capital loss to the extent of any        cost or other basis in the shares.
capital gain distributions received by   Call Fund Information for a free
you from the fund. All or a portion of   shareholder Tax Information Handbook
any loss on the redemption or exchange   if you need more information in
of your shares will be disallowed by     calculating the gain or loss on the
the IRS if you purchase other shares in redemption or exchange of your shares. the fund within 30 days before or after your redemption or exchange.

U.S. Government and State Obligation Interest. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. Government, subject to certain restrictions. Investments in state and local obligations also may qualify for tax-free treatment. The fund will provide you with information after the end of each calendar year on the amounts of such dividends that may qualify for exemption from reporting on your individual income tax returns.

Non-U.S. Investors. Ordinary dividends generally will be subject to U.S. income tax withholding. Your home country may also tax ordinary dividends, capital gain distributions and gains arising from redemptions or exchanges of your fund shares. Fund shares held by the estate of a non-U.S. investor may be subject to U.S. estate tax. You may wish to contact your tax advisor to determine the U.S. and non-U.S. tax consequences of your investment in the fund.

State Taxes. Ordinary dividends and capital gain distributions that you receive from the fund, and gains arising from redemptions or exchanges of your fund shares will generally be subject to state and local income tax. The holding of fund shares may also be subject to state and local intangibles taxes. You may wish to contact your tax advisor to determine the state and local tax consequences of your investment in the fund.

Backup Withholding. When you open an     WHAT IS A BACKUP WITHHOLDING?
account, IRS regulations require that
you provide your taxpayer                Backup withholding occurs when the
identification number ("TIN"), certify   fund is required to withhold and pay
that it is correct, and certify that     over to the IRS 31% of your
you are not subject to backup            distributions and redemption
withholding under IRS rules. If you      proceeds. You can avoid backup
fail to provide a correct TIN or the     withholding by providing the fund
proper tax certifications, the fund is   with your TIN, and by completing the
required to withhold 31% of all the      tax certifications on your
distributions (including ordinary        shareholder application that you were
dividends and capital gain               asked to sign when you opened your
distributions), and redemption proceeds  account. However, if the IRS
paid to you. The fund is also required   instructs the fund to begin backup
to begin backup withholding on your      withholding, it is required to do so
account if the IRS instructs the fund    even if you provided the fund with
to do so. The fund reserves the right    your TIN and these tax
not to open your account, or,            certifications, and backup
alternatively, to redeem your shares at  withholding will remain in place
the current Net Asset Value, less any    until the fund is instructed by the
taxes withheld, if you fail to provide   IRS that it is no longer required.
a correct TIN, fail to provide the
proper tax certifications, or the IRS
instructs the fund to begin backup
withholding on your account.

THIS TAX DISCUSSION IS FOR GENERAL INFORMATION ONLY. PROSPECTIVE INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS CONCERNING THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND. A MORE COMPLETE DISCUSSION OF THESE RULES AND RELATED MATTERS IS CONTAINED IN THE SECTION ENTITLED "ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES" IN THE SAI. THE TAX TREATMENT TO YOU OF DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, FOREIGN TAXES PAID AND INCOME TAXES WITHHELD IS ALSO DISCUSSED IN A FREE FRANKLIN TEMPLETON TAX INFORMATION HANDBOOK WHICH IS AVAILABLE BY CONTACTING FUND INFORMATION.

HOW IS THE FUND ORGANIZED?

Each fund is a diversified series of Custodian Funds, an open-end management investment company, commonly called a mutual fund. The Custodian Funds was incorporated under the laws of Delaware in 1947, reincorporated under the laws of Maryland in 1979, and is registered with the SEC. As of January 1, 1997, each fund, except the DynaTech Series, began offering a new class of shares designated Income Series - Advisor Class, Utilities Series - Advisor Class, Growth Series - Advisor Class and U.S. Government Securities Series - Advisor Class. All shares outstanding before the offering of Advisor Class shares have been designated Income Series - Class I, Utilities Series - Class I, Growth Series - Class I, U.S. Government Securities Series - Class I, and DynaTech Series - Class I and Income Series - Class II, Utilities Series - Class II, Growth Series - Class II, U.S. Government Securities Series - Class II and DynaTech Series - Class II. Additional series and classes of shares may be offered in the future.

Shares of each class represent proportionate interests in the assets of the fund and have the same voting and other rights and preferences as any other class of the fund for matters that affect the fund as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law.

Custodian Funds has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

Custodian Funds does not intend to hold annual shareholder meetings. Custodian Funds or a series of Custodian Funds may hold special meetings, however, for matters requiring shareholder approval. A meeting may also be called by the Board in its discretion or by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a Board member. A special meeting may also be called by a majority of the Board or by the written request of shareholders holding at least 25% of the shares entitled to vote at the meeting.

ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?

Opening Your Account

To open your account, please follow the steps below. This will help avoid any delays in processing your request.

PLEASE KEEP IN MIND THAT DYNATECH SERIES DOES NOT CURRENTLY ALLOW INVESTMENTS BY MARKET TIMERS.

1. Read this prospectus carefully.

2. Determine how much you would like to invest. The fund's minimum investments are:

   o To open a regular,
        non-retirement account ...................................   $1,000

   o To open an IRA, IRA Rollover,
         Roth IRA, or Education IRA ..............................    $ 250*

   o To open a custodial account for a minor
        (an UGMA/UTMA account) ...................................    $ 100

   o To open an account with an automatic
         investment plan .........................................    $  50**

   o To add to an account ........................................    $  50***

   *For all other retirement accounts, there is no minimum investment requirement.
   **$25 for an Education IRA.
   ***For all retirement accounts except IRAs, IRA Rollovers, Roth IRAs, or Education IRAs, there is no minimum to add to an account.

We reserve the right to change the amount of these minimums from time to time or to waive or lower these minimums for certain purchases. We also reserve the right to refuse any order to buy shares.

3. Carefully complete and sign the enclosed shareholder application, including the optional shareholder privileges section. By applying for privileges now, you can avoid the delay and inconvenience of having to send an additional application to add privileges later. PLEASE ALSO INDICATE WHICH CLASS OF SHARES YOU WANT TO BUY. IF YOU DO NOT SPECIFY A CLASS, WE WILL AUTOMATICALLY INVEST YOUR PURCHASE IN CLASS I SHARES. It is important that we receive a signed application since we will not be able to process any redemptions from your account until we receive your signed application.

4. Make your investment using the table below.

Method      Steps to Follow

By Mail     For an initial investment:
            Return the application to the fund with your check made payable to the fund.

            For additional investments:
            Send a check made payable to the fund. Please include your account number on the check.

By Wire 1. Call Shareholder Services or, if that number is busy, call 1-650/312-2000 collect, to receive a wire control number and wire instructions. You need a new wire control number every time you wire money into your account. If you do not have a currently effective wire control number, we will return the money to the bank, and we will not credit the purchase to your account.

            2. For initial investments you must also return your signed shareholder application to the fund.

          Important Deadlines: If we receive your call before 1:00 p.m. Pacific time and the bank receives the wired funds and reports the receipt of wired funds to the fund by 3:00 p.m. Pacific time, we will credit the purchase to your account that day. If we receive your call after 1:00 p.m. or the bank receives the wire after 3:00 p.m., we will credit the purchase to your account the following business day.

Through
Your Dealer  Call your investment representative

Choosing a Share Class

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. The class that may be best for you depends on a number of factors, including the amount and length of time you expect to invest. Generally, Class I shares may be more attractive for long-term investors or investors who qualify to buy Class I shares at a reduced sales charge. Your financial representative can help you decide.

CLASS I                                 CLASS II
--------------------------------------------------------------------------------

o  Higher front-end sales charges       o  Lower front-end sales charges than
   than Class II shares. There are         Class I shares
   several ways to reduce these
   charges, as described below. There
   is no front-end sales charge for
   purchases of $1 million or more.*

o  Contingent Deferred Sales Charge     o  Contingent Deferred Sales Charge
   on purchases of $1 million or more      on purchases sold within 18 months
   sold within one year

o  Lower annual expenses than Class     o  Higher annual expenses than Class
   II shares                               I shares

*If you are investing $1 million or more, it is generally more beneficial for you to buy Class I shares because there is no front-end sales charge and the annual expenses are lower. Therefore, ANY PURCHASE OF $1 MILLION OR MORE IS AUTOMATICALLY INVESTED IN CLASS I SHARES. You may accumulate more than $1 million in Class II shares through purchases over time. If you plan to do this, however, you should determine if it would be better for you to buy Class I shares through a Letter of Intent.

Purchase Price of Fund Shares

For Class I shares, the sales charge you pay depends on the dollar amount you invest, as shown in the table below. The sales charge for Class II shares is 1% and, unlike Class I, does not vary based on the size of your purchase.

                                       TOTAL SALES CHARGE         AMOUNT PAID
                                       AS A PERCENTAGE OF        TO DEALER AS A
AMOUNT OF PURCHASE                   OFFERING       NET AMOUNT   PERCENTAGE OF
AT OFFERING PRICE                      PRICE         INVESTED    OFFERING PRICE

CLASS I - GROWTH AND DYNATECH SERIES

Under $50,000 ................         5.75%          6.10%              5.00%
$50,000 but
 less than $100,000 ..........         4.50%          4.71%              3.75%
$100,000 but
 less than $250,000 ..........         3.50%          3.63%              2.80%
$250,000 but
 less than $500,000 ..........         2.50%          2.56%              2.00%
$500,000 but
 less than $1,000,000 ........         2.00%          2.04%              1.60%
$1,000,000 or more* ..........          None           None               None

CLASS I - INCOME, UTILITIES AND U.S. GOVERNMENT SECURITIES SERIES

Under $100,000 ...............         4.25%          4.44%              4.00%
$100,000 but
 less than $250,000 ..........         3.50%          3.63%              3.25%
$250,000 but
 less than $500,000 ..........         2.75%          2.83%              2.50%
$500,000 but
 less than $1,000,000 ........         2.15%          2.20%              2.00%
$1,000,000 or more* ..........          None           None               None

                                       TOTAL SALES CHARGE          AMOUNT PAID
                                       AS A PERCENTAGE OF        TO DEALER AS A
AMOUNT OF PURCHASE                   OFFERING       NET AMOUNT    PERCENTAGE OF
AT OFFERING PRICE                      PRICE         INVESTED    OFFERING PRICE

CLASS II - All Funds

Under $1,000,000* ............         1.00%          1.01%              1.00%

*A Contingent Deferred Sales Charge of 1% may apply to Class I purchases of $1 million or more and any Class II purchase. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases. Purchases of Class II shares are limited to purchases below $1 million. Please see "Choosing a Share Class."

Sales Charge Reductions and Waivers

- If you qualify to buy shares under one of the sales charge reduction or waiver categories described below, please include a written statement with each purchase order explaining which privilege applies. If you don't include this statement, we cannot guarantee that you will receive the sales charge reduction or waiver.

Cumulative Quantity Discounts - Class I Only. To determine if you may pay a reduced sales charge, the amount of your current Class I purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.

Letter of Intent - Class I Only. You may buy Class I shares at a reduced sales charge by completing the Letter of Intent section of the shareholder application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay on Class I shares.

BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION, YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING:

o You authorize Distributors to reserve 5% of your total intended purchase in Class I shares registered in your name until you fulfill your Letter.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.

o Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.

Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct. Our policy of reserving shares does not apply to certain retirement plans.

If you would like more information about the Letter of Intent privilege, please see "How Do I Buy, Sell and Exchange Shares? - Letter of Intent" in the SAI or call Shareholder Services.

Group Purchases - Class I Only. If you are a member of a qualified group, you may buy Class I shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o   Was formed at least six months ago,

o   Has a purpose other than buying fund shares at a discount,

o   Has more than 10 members,

o   Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

A qualified group does not include a 403(b) plan that only allows salary deferral contributions. 403(b) plans that only allow salary deferral contributions and that purchased Class I shares of the fund at a reduced sales charge under the group purchase privilege before February 1, 1998, however, may continue to do so.

Sales Charge Waivers. If one of the following sales charge waivers applies to you or your purchase of fund shares, you may buy shares of the fund without a front-end sales charge or a Contingent Deferred Sales Charge. All of the sales charge waivers listed below apply to purchases of Class I shares only, except for items 1 and 2 which also apply to Class II purchases.

Certain distributions, payments or redemption proceeds that you receive may be used to buy shares of the fund without a sales charge if you reinvest them within 365 days of their payment or redemption date. They include:

  1. Dividend and capital gain distributions from any Franklin Templeton Fund. The distributions generally must be reinvested in the same class of shares. Certain exceptions apply, however, to Class II shareholders who chose to reinvest their distributions in Class I shares of the fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton Fund who may reinvest their distributions in Class I shares of the fund.

  2. Redemption proceeds from the sale of shares of any Franklin Templeton Fund if you originally paid a sales charge on the shares and you reinvest the money in the same class of shares. This waiver does not apply to exchanges.

      If you paid a Contingent Deferred Sales Charge when you redeemed your shares from a Franklin Templeton Fund, a Contingent Deferred Sales Charge will apply to your purchase of fund shares and a new Contingency Period will begin. We will, however, credit your fund account with additional shares based on the Contingent Deferred Sales Charge you paid and the amount of redemption proceeds that you reinvest.

      If you immediately placed your redemption proceeds in a Franklin Bank CD, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover.

  3. Dividend or capital gain distributions from a real estate investment trust (REIT) sponsored or advised by Franklin Properties, Inc.

  4. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment option the Franklin Valuemark Funds or the Templeton Variable Products Series Fund. You should contact your tax advisor for information on any tax consequences that may apply.

  5. Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

      If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

  6. Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor. If you paid a contingent deferred sales charge when you redeemed your Class A shares from a Templeton Global Strategy Fund, a Contingent Deferred Sales Charge will apply to your purchase of fund shares and a new Contingency Period will begin. We will, however, credit your fund account with additional shares based on the contingent deferred sales charge you paid and the amount of the redemption proceeds that you reinvest.

     If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

7. Distributions from an existing retirement plan invested in the Franklin Templeton Funds

Various individuals and institutions also may buy Class I shares without a front-end sales charge or Contingent Deferred Sales Charge, including:

  1. Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

  2. An Eligible Governmental Authority. Please consult your legal and investment advisors to determine if an investment in the fund is permissible and suitable for you and the effect, if any, of payments by the fund on arbitrage rebate calculations.

  3. Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs. The minimum initial investment is $250.

  4. Registered Securities Dealers and their affiliates, for their investment accounts only

  5. Current employees of Securities Dealers and their affiliates and their family members, as allowed by the internal policies of their employer

  6. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies. The minimum initial investment is $100.

  7. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

  8.  Accounts managed by the Franklin Templeton Group

  9. Certain unit investment trusts and their holders reinvesting distributions from the trusts

  10. Group annuity separate accounts offered to retirement plans

  11. Chilean retirement plans that meet the requirements described under "Retirement Plans" below

Retirement Plans. Retirement plans that (i) are sponsored by an employer with at least 100 employees, or (ii) have plan assets of $1 million or more, or
(iii) agree to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period may buy Class I shares without a front-end sales charge. Retirement plans that are not Qualified Retirement Plans, SIMPLEs or SEPs must also meet the requirements described under "Group Purchases - Class I Only" above to be able to buy Class I shares without a front-end sales charge. We may enter into a special arrangement with a Securities Dealer, based on criteria established by the fund, to add together certain small Qualified Retirement Plan accounts for the purpose of meeting these requirements.

For retirement plan accounts opened on or after May 1, 1997, a Contingent Deferred Sales Charge may apply if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the retirement plan account's initial purchase in the Franklin Templeton Funds. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.

How Do I Buy Shares in Connection with Retirement Plans?

Your individual or employer-sponsored retirement plan may invest in the fund. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

Trust Company can provide you with brochures containing important information about its plans. To establish a Trust Company retirement plan, you will need an application other than the one included in this prospectus. For a retirement plan brochure or application, call Retirement Plan Services.

Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.

Other Payments to Securities Dealers

The payments described below may be made to Securities Dealers who initiate and are responsible for Class II purchases and certain Class I purchases made without a sales charge. The payments are subject to the sole discretion of Distributors, and are paid by Distributors or one of its affiliates and not by the fund or its shareholders.

1.    Class II purchases - up to 1% of the purchase price.

2. For Class I purchases of the Growth and DynaTech Series of $1 million or more - up to 1% of the amount invested. For Class I purchases of the Income, Utilities and U.S. Government Securities Series of $1 million or more - up to 0.75% of the amount invested.

3. Class I purchases made without a front-end sales charge by certain retirement plans described under "Sales Charge Reductions and Waivers - Retirement Plans" above - up to 1% of the amount invested.

4. Class I purchases by trust companies and bank trust departments, Eligible Governmental Authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs - up to 0.25% of the amount invested.

5. Class I purchases by Chilean retirement plans - up to 1% of the amount invested.

A Securities Dealer may receive only one of these payments for each qualifying purchase. Securities Dealers who receive payments in connection with investments described in paragraphs 1, 2 or 5 above or a payment of up to 1% for investments described in paragraph 3 will be eligible to receive the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase.

FOR BREAKPOINTS THAT MAY APPLY AND INFORMATION ON ADDITIONAL COMPENSATION PAYABLE TO SECURITIES DEALERS IN CONNECTION WITH THE SALE OF FUND SHARES, PLEASE SEE "HOW DO I BUY, SELL AND EXCHANGE SHARES? - OTHER PAYMENTS TO SECURITIES DEALERS" IN THE SAI.

For Investors Outside the U.S.

The distribution of this prospectus and the offering of fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. If you would like, you can move your investment from your fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

If you own Class I shares, you may exchange into any of our money funds except Franklin Templeton Money Fund II ("Money Fund II"). Money Fund II is the only money fund exchange option available to Class II shareholders. Unlike our other money funds, shares of Money Fund II may not be purchased directly and no drafts (checks) may be written on Money Fund II accounts.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment objective and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums. Some Franklin Templeton Funds do not offer Class II shares.

METHOD                               STEPS TO FOLLOW

BY MAIL                              1. Send us signed written instructions

                                     2. Include any outstanding share
                                     certificates for the shares you want to
                                     exchange

BY PHONE                             Call Shareholder Services or TeleFACTS(R)

                                     - If you do not want the ability to
                                     exchange by phone to apply to your
                                     account, please let us know.

THROUGH YOUR DEALER                  Call your investment representative

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

Will Sales Charges Apply to My Exchange?

You generally will not pay a front-end sales charge on exchanges. If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund, if the difference is more than 0.25%. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay the fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.

Contingent Deferred Sales Charge. We will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund.

For accounts with shares subject to a Contingent Deferred Sales Charge, we will first exchange any shares in your account that are not subject to the charge. If there are not enough of these to meet your exchange request, we will exchange shares subject to the charge in the order they were purchased.

If you exchange Class I shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period. If you exchange your Class II shares for shares of Money Fund II, however, the time your shares are held in that fund will count towards the completion of any Contingency Period.

For more information about the Contingent Deferred Sales Charge, please see "How Do I Sell Shares?"

Exchange Restrictions

Please be aware that the following restrictions apply to exchanges:

You must meet the applicable minimum investment amount of the fund you are exchanging into, or exchange 100% of your fund shares

o  You may only exchange shares within the same class, except as noted below.

o The accounts must be identically registered. You may, however, exchange shares from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. Please notify us in writing if you do not want this option to be available on your account. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

o Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact Retirement Plan Services for information on exchanges within these plans.

o  The fund you are exchanging into must be eligible for sale in your state.

o We may modify or discontinue our exchange policy if we give you 60 days' written notice.

o Your exchange may be restricted or refused if you have: (i) requested an exchange out of the fund within two weeks of an earlier exchange request,
   (ii) exchanged shares out of the fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets. Shares under common ownership or control are combined for these limits. If you have exchanged shares as described in this paragraph, you will be considered a Market Timer. Each exchange by a Market Timer, if accepted, will be charged $5.00. Some of our funds do not allow investments by Market Timers.

o  Currently, the DynaTech Series does not allow investments by Market
   Timers.

Because excessive trading can hurt fund performance, operations and shareholders, we may refuse any exchange purchase if (i) we believe the fund would be harmed or unable to invest effectively, or (ii) the fund receives or anticipates simultaneous orders that may significantly affect the fund.

Limited Exchanges Between Different Classes of Shares

Certain funds in the Franklin Templeton Funds offer classes of shares not offered by the Growth, Utilities, Income and U.S. Government Securities Series, such as "Class Z" shares or the DynaTech Series, such as "Advisor Class" or "Class Z" shares. Because the DynaTech Series does not currently offer an Advisor Class, you may exchange Advisor Class shares of any Franklin Templeton Fund for Class I shares of the fund at Net Asset Value. If you do so and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class I shares for Advisor Class shares of that fund. Certain shareholders of Class Z shares of Franklin Mutual Series Fund Inc. may also exchange their Class Z shares for Class I shares of each fund at Net Asset Value.

HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.

METHOD                           STEPS TO FOLLOW

BY MAIL 1. Send us signed written instructions. If you would like your redemption proceeds wired to a bank account, your instructions should include:

                                 o     The name, address and telephone number
                                       of the bank where you want the proceeds
                                       sent

                                 o     Your bank account number

                                 o     The Federal Reserve ABA routing number

                                 o     If you are using a savings and loan or
                                       credit union, the name of the
                                       corresponding bank and the account
                                       number

                                 2. Include any outstanding share certificates for the shares you are selling

                                 3. Provide a signature guarantee if required

                                 4. Corporate, partnership and trust accounts may need to send additional documents. Accounts under court jurisdiction may have other requirements.

BY PHONE Call Shareholder Services. If you would like your redemption proceeds wired to a bank account, other than an escrow account, you must first sign up for the wire feature. To sign up, send us written instructions, with a signature guarantee. To avoid any delay in processing, the instructions should include the items listed in "By Mail" above.

                                 Telephone requests will be accepted:

                                 o  If the request is $50,000 or less.
                                    Institutional accounts may exceed $50,000 by completing a separate agreement. Call Institutional Services to receive a copy.

                                 o If there are no share certificates issued for the shares you want to sell or you have already returned them to the fund

                                 o  Unless you are selling shares in a Trust
                                    Company retirement plan account

                                 o  Unless the address on your account was
                                    changed by phone within the last 15 days

                                 - If you do not want the ability to redeem by phone to apply to your account, please let us know.

THROUGH
YOUR DEALER                      Call your investment representative

We will send your redemption check within seven days after we receive your request in proper form. If you would like the check sent to an address other than the address of record or made payable to someone other than the registered owners on the account, send us written instructions signed by all account owners, with a signature guarantee. We are not able to receive or pay out cash in the form of currency.

The wiring of redemption proceeds is a special service that we make available whenever possible for redemption requests of $1,000 or more. If we receive your request in proper form before 1:00 p.m. Pacific time, your wire payment will be sent the next business day. For requests received in proper form after 1:00 p.m. Pacific time, the payment will be sent the second business day. By offering this service to you, the fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in this section.

If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

Trust Company Retirement Plan Accounts

To comply with IRS regulations, you need to complete additional forms before selling shares in a Trust Company retirement plan account. Tax penalties generally apply to any distribution from these plans to a participant under age 591/2, unless the distribution meets an exception stated in the Code. To obtain the necessary forms, please call Retirement Plan Services.

Contingent Deferred Sales Charge

For Class I purchases, if you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional Class I investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. For any Class II purchase, a Contingent Deferred Sales Charge may apply if you sell the shares within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

Certain retirement plan accounts opened on or after May 1, 1997, and that qualify to buy Class I shares without a front-end sales charge may also be subject to a Contingent Deferred Sales Charge if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the account's initial purchase in the Franklin Templeton Funds.

We will first redeem any shares in your account that are not subject to the charge. If there are not enough of these to meet your request, we will redeem shares subject to the charge in the order they were purchased.

Unless otherwise specified, when you request to sell a stated DOLLAR AMOUNT, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated NUMBER OF SHARES, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

Waivers. We waive the Contingent Deferred Sales Charge for:

o  Account fees

o Sales of shares purchased without a front-end sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or (ii) the Securities Dealer of record received a payment from Distributors of 0.25% or less, or (iii) Distributors did not make any payment in connection with the purchase, or (iv) the Securities Dealer of record has entered into a supplemental agreement with Distributors

o Redemptions by the fund when an account falls below the minimum required account size

o  Redemptions following the death of the shareholder or beneficial owner

o  Redemptions through a systematic withdrawal plan set up before February
   1, 1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, at a rate of up to 1% a month of an account's Net Asset Value. For example, if you maintain an annual balance of $1 million in Class I shares, you can redeem up to $120,000 annually through a systematic withdrawal plan free of charge. Likewise, if you maintain an annual balance of $10,000 in Class II shares, $1,200 may be redeemed annually free of charge.

o Distributions from IRAs due to death or disability or upon periodic distributions based on life expectancy

o  Tax-free returns of excess contributions from employee benefit plans

o Redemptions by Trust Company employee benefit plans or employee benefit plans serviced by ValuSelect(R)

o Participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?

The Income and U.S. Government Securities Series declare dividends from their net investment income monthly. The Utilities Series generally declares dividends from its net investment income quarterly in February, May, August and November, and the Growth and DynaTech Series generally declare dividends annually in November. Each fund declares dividends to shareholders of record on the last business day of that month and pays them on or about the 15th day of the next month.

Capital gains, if any, may be distributed annually, usually in December.

Dividends and capital gains are calculated and distributed the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the Rule 12b-1 fees of Class I and Class II.

Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. THE FUND DOES NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN ITS SHARES.

If you buy shares shortly before the record date, please keep in mind that any distribution will lower the value of the fund's shares by the amount of the distribution and you will then receive a portion of the price you paid back in the form of a taxable distribution.

Distribution Options

You may receive your distributions from the fund in any of these ways:

1. Buy additional shares of the fund - You may buy additional shares of the fund (without a sales charge or imposition of a Contingent Deferred Sales Charge) by reinvesting capital gain distributions, or both dividend and capital gain distributions. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. Buy shares of other Franklin Templeton Funds - You may direct your distributions to buy shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). Many shareholders find this a convenient way to diversify their investments.

3. Receive distributions in cash - You may receive dividends, or both dividend and capital gain distributions in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee. If you send the money to a checking account, please see "Electronic Fund Transfers - Class I Only" under "Services to Help You Manage Your Account."

Distributions may be reinvested only in the same class of shares, except as follows: (i) Class II shareholders who chose to reinvest their distributions in Class I shares of the fund or another Franklin Templeton Fund before November 17, 1997, may continue to do so; and (ii) Class II shareholders may reinvest their distributions in shares of any Franklin Templeton money fund.

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF YOU DO NOT SELECT AN OPTION, WE WILL AUTOMATICALLY REINVEST DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS IN THE SAME CLASS OF THE FUND. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days before the record date for us to process the new option. For Trust Company retirement plans, special forms are required to receive distributions in cash.

TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

Share Price

When you buy shares, you pay the Offering Price. This is the Net Asset Value per share of the class you wish to purchase, plus any applicable sales charges. When you sell shares, you receive the Net Asset Value per share minus any applicable Contingent Deferred Sales Charges.

The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.

How and When Shares are Priced

The fund is open for business each day the NYSE is open. We determine the Net Asset Value per share of each class as of the close of the NYSE, normally 1:00 p.m. Pacific time. You can find the prior day's closing Net Asset Value and Offering Price for each class in many newspapers.

The Net Asset Value of all outstanding shares of each class is calculated on a pro rata basis. It is based on each class' proportionate participation in the fund, determined by the value of the shares of each class. Each class, however, bears the Rule 12b-1 fees payable under its Rule 12b-1 plan. To calculate Net Asset Value per share of each class, the assets of each class are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. The fund's assets are valued as described under "How Are Fund Shares Valued?" in the SAI.

Written Instructions

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

o  Your name,

o  The fund's name,

o  The class of shares,

o  A description of the request,

o  For exchanges, the name of the fund you are exchanging into,

o  Your account number,

o  The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.

Joint Accounts. For accounts with more than one registered owner, we accept written instructions signed by only one owner for certain types of transactions or account changes. These include transactions or account changes that you could also make by phone, such as certain redemptions of $50,000 or less, exchanges between identically registered accounts, and changes to the address of record. For most other types of transactions or changes, written instructions must be signed by all registered owners.

Please keep in mind that if you have previously told us that you do not want telephone exchange or redemption privileges on your account, then we can only accept written instructions to exchange or redeem shares if they are signed by all registered owners on the account.

Signature Guarantees

For our mutual protection, we require a signature guarantee in the following situations:

1) You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4) We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.

Share Certificates

We will credit your shares to your fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

Telephone Transactions

You may initiate many transactions and changes to your account by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

When you call, we will request personal or other identifying information to confirm that instructions are genuine. We may also record calls. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus.

For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. We also will not be liable for any loss if we follow instructions by phone that we reasonably believe are genuine or if you are unable to execute a transaction by phone.

Trust Company Retirement Plan Accounts. We cannot accept instructions to sell shares or change distribution options on Trust Company retirement plans by phone. While you may exchange shares of Trust Company IRA and 403(b) retirement accounts by phone, certain restrictions may be imposed on other retirement plans.

To obtain any required forms or more information about distribution or transfer procedures, please call Retirement Plan Services.

Account Registrations and Required Documents

When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

Joint Ownership. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, we cannot accept instructions to change owners on the account unless all owners agree in writing, even if the law in your state says otherwise. If you would like another person or owner to sign for you, please send us a current power of attorney.

Gifts and Transfers to Minors. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

Trusts. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.

Required Documents. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

TYPE OF ACCOUNT              DOCUMENTS REQUIRED

CORPORATION                  Corporate Resolution

PARTNERSHIP                  1. The pages from the partnership agreement that
                                identify the general partners, or

                             2. A certification for a partnership agreement

TRUST                        1. The pages from the trust document that
                                identify the trustees, or

                             2. A certification for trust

Street or Nominee Accounts. If you have fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

Important Information If You Have an Investment Representative

If there is a Securities Dealer or other representative of record on your account, we are authorized: (1) to provide confirmations, account statements and other information about your account directly to your dealer and/or representative; and (2) to accept telephone and electronic instructions directly from your dealer or representative, including instructions to exchange or redeem your shares. Electronic instructions may be processed through established electronic trading systems and programs used by the fund. Telephone instructions directly from your representative will be accepted unless you have told us that you do not want telephone privileges to apply to your account.

Keeping Your Account Open

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $250, or less than $50 for employee accounts and custodial accounts for minors. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $1,000, or $100 for employee accounts and custodial accounts for minors. These minimums do not apply to IRAs and other retirement plan accounts or to accounts managed by the Franklin Templeton Group.

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

Automatic Investment Plan

Our automatic investment plan offers a convenient way to invest in the fund. Under the plan, you can have money transferred automatically from your checking account to the fund each month to buy additional shares. If you are interested in this program, please refer to the automatic investment plan application included with this prospectus or contact your investment representative. The market value of the fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying Investor Services by mail or phone.

Automatic Payroll Deduction - Class I Only

You may have money transferred from your paycheck to the fund to buy additional Class I shares. Your investments will continue automatically until you instruct the fund and your employer to discontinue the plan. To process your investment, we must receive both the check and payroll deduction information in required form. Due to different procedures used by employers to handle payroll deductions, there may be a delay between the time of the payroll deduction and the time we receive the money.

Systematic Withdrawal Plan

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account. If you choose to have the money sent to a checking account, please see "Electronic Fund Transfers - Class I Only" below. Once your plan is established, any distributions paid by the fund will be automatically reinvested in your account.

You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a Contingent Deferred Sales Charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us by mail or by phone at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.

Electronic Fund Transfers - Class I Only

You may choose to have dividend and capital gain distributions from Class I shares of the fund or payments under a systematic withdrawal plan sent directly to a checking account. If the checking account is with a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. We will send any payments made during that time to the address of record on your account.

TeleFACTS(R)

From a touch-tone phone, you may call our TeleFACTS(R) system (day or night) at 1-800/247-1753 to:

o  obtain information about your account;

o  obtain price and performance information about any Franklin Templeton
   Fund;

o exchange shares (within the same class) between identically registered Franklin Templeton Class I and Class II accounts; and

o request duplicate statements and deposit slips for Franklin Templeton accounts.

You will need the code numbers for each class to use TeleFACTS(R). The code numbers for Class I and Class II are:

                                                     CODE NUMBER
FUND NAME                                    CLASS I          CLASS II

Growth Series ............................      106               206
DynaTech Series ..........................      108               208
Utilities Series .........................      107               207
Income Series ............................      109               209
U.S. Government
Securities Series ........................      110               210

Statements and Reports to Shareholders

We will send you the following statements and reports on a regular basis:

o Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM.

o Financial reports of the fund will be sent every six months. To reduce fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the fund's financial reports.

Institutional Accounts

Additional methods of buying, selling or exchanging shares of the fund may be available to institutional accounts. Institutional investors may also be required to complete an institutional account application. For more information, call Institutional Services.

Availability of These Services

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the fund may not be able to offer these services directly to you. Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?

If you have any questions about your account, you may write to Investor Services at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. The fund, Distributors and Advisers are also located at this address. Investment Advisory is located at 16 South Main Street, Suite 303, Norwalk, Connecticut 06854. You may also contact us by phone at one of the numbers listed below.

                                                      Hours of Operation
                                                        (Pacific time)
DEPARTMENT NAME               TELEPHONE NO.         (MONDAY THROUGH FRIDAY)
Shareholder Services          1-800/632-2301         5:30 a.m. to 5:00 p.m.
Dealer Services               1-800/524-4040         5:30 a.m. to 5:00 p.m.
Fund Information              1-800/DIAL BEN         5:30 a.m. to 8:00 p.m.
                              (1-800/342-5236)       6:30 a.m. to 2:30 p.m.
                                                      (Saturday)
Retirement Plan Services      1-800/527-2020         5:30 a.m. to 5:00 p.m.
Institutional Services        1-800/321-8563         6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)        1-800/851-0637         5:30 a.m. to 5:00 p.m.

Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

USEFUL TERMS AND DEFINITIONS

Advisers - Franklin Advisers, Inc., the fund's investment manager, except Growth Series

Board - The Board of Directors of Custodian Funds

CD - Certificate of deposit

Class I, Class II and Advisor Class - Each fund, except the DynaTech Series, offers three classes of shares, designated "Class I," "Class II," and "Advisor Class." The three classes have proportionate interests in the fund's portfolio. They differ, however, primarily in their sales charge and expense structures. The DynaTech Series offers two classes of shares, designated "Class I" and "Class II." The two classes have proportionate interests in the DynaTech Series portfolio. They differ, however primarily in their sales charge structure and Rule 12b-1 plans.

Code - Internal Revenue Code of 1986, as amended

Contingency Period - For Class I shares, the 12 month period during which a Contingent Deferred Sales Charge may apply. For Class II shares, the contingency period is 18 months. The holding period for Class I begins on the first day of the month in which you buy shares. Regardless of when during the month you buy Class I shares, they will age one month on the last day of that month and each following month. The holding period for Class II begins on the day you buy your shares. For example, if you buy Class II shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.

Contingent Deferred Sales Charge (CDSC) - A sales charge of 1% that may apply if you sell your shares within the Contingency Period.

Distributors - Franklin/Templeton Distributors, Inc., the fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Directors."

Eligible Governmental Authority - Any state or local government or any instrumentality, department, authority or agency thereof that has determined the fund is a legally permissible investment and that can only buy shares of the fund without paying sales charges.

Franklin Templeton Funds - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund

Franklin Templeton Group - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

Franklin Templeton Group of Funds - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT Services - Franklin Templeton Services, Inc., the fund's administrator

Investment Advisory - Franklin Investment Advisory Services, Inc., the Growth Series' investment manager

Investor Services - Franklin/Templeton Investor Services, Inc., the fund's shareholder servicing and transfer agent

IRA - Individual retirement account or annuity qualified under section 408 of the Code

IRS - Internal Revenue Service

Letter - Letter of Intent

Market Timers - Market Timers generally include market timing or asset allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern or whose transactions include frequent or large exchanges.

Moody's - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

Net Asset Value (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation

NYSE - New York Stock Exchange

Offering Price - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge for the Growth and DynaTech Series is 5.75% for Class I and 1% for Class II. The maximum front-end sales charge for the Utilities, Income and U.S. Government Series is 4.25% for Class I and 1% for Class II.

Qualified Retirement Plans - An employer sponsored pension or profit-sharing plan that qualifies under section 401 of the Code. Examples include 401(k), money purchase pension, profit sharing and defined benefit plans.

Resources - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

Securities Dealer - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

SEP - An employer sponsored simplified employee pension plan established under section 408(k) of the Code

SIMPLE (Savings Incentive Match Plan for Employees) - An employer sponsored salary deferral plan established under section 408(p) of the Code

TeleFACTS(R) - Franklin Templeton's automated customer servicing system

Trust Company - Franklin Templeton Trust Company. Trust Company is an affiliate of Distributors and both are wholly owned subsidiaries of Resources.

We/Our/Us - Unless the context indicates a different meaning, these terms refer to the fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.

APPENDIX

DESCRIPTION OF RATINGS

Corporate Bond Ratings

MOODY'S

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Commercial Paper Ratings

MOODY'S

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.